SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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     Rule 14a-6(e)(2)
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[ ]  Definitive Additional Materials

[ ]  Soliciting Material pursuant to Rule 14a-11(c) or 14a-12

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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


Dear Shareholders:

     Enclosed with this letter is a Proxy Statement and proxy card for the Annual Meeting of Shareholders of Westwood One, Inc. (the "Company") to be held on May 29, 2002 at 10:00 a.m., Pacific Time, in Studio 3 of the W Los Angeles Hotel, 930 Hilgard Avenue, Los Angeles, CA 90024. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, which report contains consolidated financial statements and other information of interest with respect to the Company and its shareholders, is also included with this mailing.

     The purpose of the Annual  Meeting is to elect three  directors,  to ratify the selection of the Company's independent accountants, to authorize a letter agreement entered into between the Company and Infinity Broadcasting Corporation ("Infinity") which extends the terms of, and makes other changes to, certain agreements between the Company and Infinity, and which provides for the issuance to Infinity of warrants to acquire up to 4,500,000 shares of the Company's Common Stock subject to certain performance-based thresholds, to approve an amendment to the Company's certificate of incorporation which eliminates the requirement that all directors entitled to be elected by holders of Common Stock voting alone must be Class III directors and to conduct such other business as may properly come before the meeting. We are soliciting shareholder authorization of the letter agreement with Infinity as a result of Delaware General Corporation Law. At the Annual Meeting, the holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect two members of the Company's Board of Directors, ratify the selection of the Company's independent accountants, act on the proposal to approve the amendment to the Company's certificate of incorporation and conduct such other business as may properly come before the meeting. Holders of Common Stock and Class B Stock voting together, excluding shares owned by Infinity or its affiliates, will act on the proposal to approve the letter agreement.

     IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

      We appreciate your continued support.

                                              Sincerely,

                                              WESTWOOD ONE, INC.



                                              Norman J. Pattiz
                                              Chairman of the Board


April 29, 2002

                               WESTWOOD ONE, INC.
                         40 West 57th Street, 5th Floor
                               New York, NY 10019


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 29, 2002

To Our Shareholders:

     The Annual Meeting of the Shareholders of Westwood One, Inc. (the "Company") will be held in Studio 3 of the W Los Angeles Hotel, 930 Hilgard Avenue, Los Angeles, CA 90024, on May 29, 2002 at 10:00 a.m., Pacific Time, for the following purposes:

(1)  To elect three members of the Company's Board of Directors;

(2) To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002;

(3) To authorize a letter agreement between the Company and Infinity Broadcasting Corporation ("Infinity"), which extends through March 31, 2009 certain existing agreements between the Company and Infinity which would otherwise expire on March 31, 2004 and makes other changes to those agreements and which provides for the issuance of warrants to purchase up to an aggregate of 4,500,000 shares of the Company's Common Stock subject to certain performance-based thresholds;

(4) To approve an amendment to the Company's certificate of incorporation which eliminates the requirement that all directors entitled to be elected by holders of Common Stock voting alone must be Class III directors; and

(5) To consider and act upon such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 12, 2002 will be entitled to notice of and to vote at the Annual Meeting, and a list of such shareholders will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any shareholder, for any purpose germane to the Annual Meeting, at the Company's offices at 9540 Washington Boulevard, Culver City, California 90232 (telephone (310) 204-5000).

     Whether or not you intend to be present at the meeting, please mark, date, sign and mail the enclosed proxy in the provided postage-paid envelope as promptly as possible. You are cordially invited to attend the Annual Meeting and your proxy will be revoked if you are present and vote in person.


                                        By Order of the Board of Directors



                                        Gary J. Yusko
                                        Secretary

April 29, 2002

                               WESTWOOD ONE, INC.
                         40 West 57th Street, 5th Floor
                               New York, NY 10019


                                 Proxy Statement

                                     GENERAL

     This proxy statement (first mailed to shareholders on or about April 29, 2002) is furnished in connection with the solicitation of proxies by Westwood One, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 29, 2002 at 10:00 a.m., Pacific Time, in Studio 3 of the W Los Angeles Hotel, 930 Hilgard Avenue, Los Angeles, CA 90024, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The Company's Annual Report on Form 10-K for the year ended December 31, 2001, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material.
                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders accompanying this proxy statement, including the election of directors, the ratification of the selection of the
Company's  independent  accountants,  the  authorization  of a letter  agreement entered into between the Company and Infinity Broadcasting Corporation ("Infinity") on April 15, 2002 (the "Letter Agreement") which extends the terms of, and makes other changes to, certain agreements between the Company and Infinity, and provides for the issuance to Infinity of warrants to acquire up to 4,500,000 shares of the Company's Common Stock subject to certain performance-based thresholds, the approval of an amendment to the Company's certificate of incorporation and such other business as may properly come before the meeting. In addition, management will report on the performance of the Company during 2001 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

     Only shareholders of record at the close of business on April 12, 2002, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. As of the record date, there were 106,610,947 shares of Common Stock, excluding treasury shares, and 703,466 shares of Class B Stock outstanding.

What are the voting rights of holders of the Company's Common Stock and Class B Stock?

     Under the Company's certificate of incorporation, each holder of outstanding Common Stock is entitled to cast one (1) vote for each share of Common Stock held by such holder and each holder of Class B Stock is entitled to cast fifty (50) votes for each share of Class B Stock held by such holder. Only the Common Stock is publicly traded.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date in order to gain entrance.

What constitutes a quorum?

     With respect to the election of the director to be elected by the holders of the Common Stock voting alone, the presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of Common Stock outstanding on the record date and the presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock and the Class B Stock outstanding on the record date will constitute a quorum, permitting the holders of Common Stock to take action on that matter. With respect to all other matters to be voted on at the meeting, the presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock and the Class B Stock outstanding on the record date will constitute a quorum, permitting the shareholders to take action on those matters.

     Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum.

How do I vote?

     If you complete and properly sign and date the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Why has the Company extended its agreements with Infinity at this time?

     The Board of Directors believes that Infinity has demonstrated its skill in providing management services and that extending the existing agreements provides the Company with the opportunity to secure such services at reasonable rates for a long term. The Board of Directors of the Company believes that Infinity's knowledge and experience of the Company's business, together with its demonstrated skill, makes it uniquely qualified to perform these services.

     In addition, the Board of Directors has taken into account the fact that Infinity will not continue to provide important programming or provide distribution of the Company's programming in the absence of the Management Agreement after March 31, 2004 and that these relationships are extremely
important   for  the   Company.   [SEE  "CERTAIN   RELATIONSHIPS   AND  RELATED
TRANSACTIONS".) The Board of Directors also believes that the Company's relationship with Infinity has increased and will continue to increase the Company's ability to enter into relationships with Infinity radio stations having significant listening audiences in each of the top radio markets, thereby increasing the Company's ability to sell advertising at favorable rates. Moreover, the Board of Directors believes that the relationship with Infinity has provided and will continue to provide the Company with greater access to the significant radio talent and programming that Infinity is able to obtain through its considerable resources.

Why is the Company proposing to amend the certificate of incorporation?

     The Company is proposing to amend the certificate of incorporation to delete a sentence that requires that all directors elected by holders of Common Stock separately be members of Class III of the Board of Directors. The Board of Directors believes that it is in the best interests of the Company and its shareholders to have the directors elected solely by the holders of Common Stock spread among the classes of directors, as is consistent with the actual historical practice of the Company.

Can I change my vote after  I  return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the

Company either a notice of revocation or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and vote, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

o    FOR the election of the nominated directors;
o FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2002;
o FOR authorization of the Letter Agreement between the Company and Infinity which extends the terms of, and makes other changes to, certain agreements entered into between the Company and Infinity and provides for the issuance of warrants to Infinity; and
o FOR approval of an amendment to the Company's certificate of incorporation which eliminates the requirement that all directors entitled to be elected by holders of Common Stock voting alone must be Class III directors.

     Management is not aware of any matters, other than those specified above, that will be presented for action at the annual meeting, but if any other matters do properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     With respect to each matter to be voted on other than the authorization of the Letter Agreement and the approval of the amendment to the certificate of incorporation, the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting will be required to approve each such matter. With respect to the vote on the Letter Agreement between the Company and Infinity, the affirmative vote of 66 2/3% of the outstanding voting stock of the Company which is not owned by Infinity or its affiliates will be required to authorize the Letter Agreement. With respect to the vote on the amendment to the certificate of incorporation, the affirmative vote of a majority of the votes entitled to be cast will be required to approve the amendment. Other than with respect to the election of Mr. Greenberg, on all matters proposed the Common Stock and the Class B Stock vote together as a class. With respect to the election of Mr. Greenberg, the Common Stock votes separately as a class and the Class B Stock is not entitled to vote. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What is beneficial ownership?

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

How much stock do the Company's largest shareholders and directors and executive officers own?

     The following table shows the amount of the Company's Common Stock and Class B Stock beneficially owned (unless otherwise indicated) by our largest shareholders (those who own more than 5% of the outstanding shares), directors, the executive officers named in the Executive Compensation Summary Table below and those directors and executive officers as a group. Except as otherwise indicated, all information is as of April 12, 2002. At April 12, 2002, there were 106,610,947 shares of Common Stock outstanding and 703,466 shares of Class B Stock outstanding.

                                                           Aggregate Number of Shares Beneficially Owned (1)
                                                           -------------------------------------------------

                                                              Common Stock                      Class B Stock
                                                              ------------                      -------------
                                                        Number            Percent          Number            Percent
                                                        ------            -------          ------            -------
Infinity Network, Inc., a subsidiary of
  Infinity Broadcasting Corporation (2)             17,000,000 (4)         15.8%              -                 -
  40 West 57th Street
  New York, NY  10019
Putnam Investments, Inc. (2)                         9,808,210 (5)          9.2%              -                 -
  One Post Office Square
  Boston, MA  02109
The TCW Group, Inc. (2)                              5,545,068 (6)          5.2%              -                 -
  865 South Figueroa Street
  Los Angeles, CA  90017
David I. Saperstein                                  8,184,314 (8)          7.6%              -                 -
  P.O. Box 10719
  Beverly Hills, CA  90213
Norman J. Pattiz (3)                                   457,330 (9)           *             703,380            99.9%
  9540 Washington Blvd.
  Culver City, CA  90232
David L. Dennis                                        119,210 (10)          *                -                 -
Gerald Greenberg                                         2,000               *                -                 -
Joel Hollander                                         179,200 (12)          *                -                 -
Dennis F. Holt                                          40,000               *                -                 -
Maria D. Hummer                                          7,000               *                -                 -
Mel Karmazin                                         1,948,200 (14)         1.8%              -                 -
Steven A. Lerman                                        50,000               *                -                 -
Joseph B. Smith                                          6,000               *                -                 -
Farid Suleman                                        1,520,000 (15)         1.4%              -                 -
All Current Directors and Executive                 12,513,254 (16)        11.2%           703,380            99.9%
  Officers as a Group (11 persons)

_____________________
* Represents less than one percent (1%) of the Company's outstanding shares of Common Stock.
(1) The persons in the table have sole voting and investment power with respects to all shares of Common Stock and Class B Stock, unless otherwise indicated.
(2) Tabular information and footnotes 4, 5, 6 and 7 based on information contained in the most recent Schedule 13D/13G filings and other information made available to the Company. The shares indicated as held by Infinity Network, Inc. are indirectly held by Infinity Media Corporation through its ownership of 100% of the outstanding stock of Infinity Network, Inc., indirectly held by Infinity through its 100% ownership of the outstanding stock of Infinity Media Corporation, and indirectly held by Viacom Inc. ("Viacom") through its ownership of 100% of the outstanding stock of Infinity. NAIRI Inc. owns approximately 68% of the voting stock of Viacom, which in turn is a wholly owned subsidiary of National Amusements, Inc. Beneficial ownership may also be attributed to Sumner M. Redstone, as Mr. Redstone is the chairman of the Board and the beneficial owner of a controlling interest in National Amusements, Inc.
(3) Mr. Pattiz owned Common Stock and Class B Stock representing approximate 24.8% of the total voting power of the Company as of April 12, 2002.
(4) Includes 1,000,000 shares which may currently be acquired upon exercise of warrants at an exercise price of $12.50 per share.
(5) Putnam Investments, Inc. as an investment advisor has no sole voting or dispositive power, but has shared dispositive power for 9,808,210 shares and shared voting power for 328,550 of such shares.
(6) The TCW Group, Inc., as an investment advisor, has no sole voting or dispositive power, but has shared voting and dispositive power of such shares.

(7) Goldman Sachs Asset Management has sole voting power with respect to 3,212,168 shares, shared voting power for 1,971,740 shares, sole dispositive power with respect to 3,477,238 shares and shared dispositive power with respect to 1,971,740 shares.
(8) Includes stock options for 600,000 shares granted by Metro Networks, Inc. ("Metro") prior to its merger with the Company on September 22, 1999, 10,000 shares granted under the Company's Amended 1999 Stock Incentive Plan (the "1999 Plan") and 952,100 shares held by certain charitable trusts of which Mr. Saperstein is trustee. Does not include 746,985 shares held by certain trusts created for the benefit of Mr. Saperstein's children, beneficial ownership of which Mr. Saperstein disclaims. Mr. Saperstein, who is currently a Class III director, has chosen not to stand for reelection to the Board of Directors.
(9)  Includes stock options for 404,000 shares granted under the 1999 Plan.
(10) Includes stock options for 90,000 shares granted under the Company's Amended Stock Incentive Plans. Does not include 4,000 shares held by Mr. Dennis as custodian for his children, beneficial ownership of which Mr. Dennis disclaims.
(11) Represents stock options granted under the Company's Amended Stock Incentive Plans.
(12) Includes stock options for 160,000 shares granted under the 1999 Plan.
(13) Includes stock options for 2,000 shares granted under the 1999 Plan.
(14) Includes stock options for 1,896,000 shares granted under the Company's Amended Stock Incentive Plans.
(15) Includes stock options for 1,420,000 shares granted under the Company's Amended Stock Incentive Plans.
(16) Includes stock options for 4,680,000 shares granted under the Company's Amended Stock Incentive Plans.


                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

How is the Board of Directors structured and what are their terms?

     The Board of Directors is divided into three classes (Class I, II, and III), each class serving for three-year terms, which terms do not coincide. The Board of Directors currently is comprised of eleven individuals, one of whom is a Class III member who is not standing for reelection. However, the Company's Bylaws have been amended to increase the size of the Board of Directors to thirteen. When such vacancies are filled, an additional director will be added to each different Class. Only one class of directors is elected at each annual meeting. Of the directors, at least 33 1/3% must be independent outside directors. Pursuant to the Company's certificate of incorporation, holders of Common Stock, voting alone, have the right to elect 20% of the Board of Directors, which is currently three directors. However, it is currently intended that the holders of the Common Stock will vote alone to elect all the independent directors, at least one of whom will be elected each year, as set forth below. The remaining members of the Board are elected by all shareholders voting together as a single class.

     At the annual meeting, holders of Common Stock, voting alone, will elect the independent Class III director, and holders of Common Stock and Class B Stock, voting together, will elect the other Class III directors, for three-year terms, until their successors are elected and qualified. The Board of Directors intends to nominate Gerald Greenberg (the independent director), Joel Hollander and Steven Lerman to serve three-year terms ending in 2005. All nominees currently serve as Class III directors of the Company. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but should any or all refuse to or be unable to serve, the named proxy holders will vote for one or more other persons nominated by the Board of Directors. David Saperstein, currently a Class III director, chose not to stand for reelection at the end of his current term.

     The election of Mr. Greenberg, Mr. Hollander and Mr. Lerman will require the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting. With respect to the election of Mr. Hollander and Mr. Lerman, the Common Stock and the Class B Stock vote together as a class. With respect to the election of Mr. Greenberg, the Common Stock votes separately as a class and the Class B Stock is not entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF GERALD GREENBERG, JOEL HOLLANDER AND STEVEN LERMAN AS CLASS III DIRECTORS.

Who  are  the  current  Board  members  and  what  are  their   backgrounds  and
qualifications?

     The continuing directors and nominees for director of the Company are:

                                                    Director             Term
           Name                             Age      Since      Class   Expires
           ----                             ---     --------    -----   -------
     Norman J. Pattiz                        59       1974        I       2004
     Mel Karmazin                            58       1994        I       2004
     Joseph B. Smith   (Independent)         74       1994        I       2004
     Dennis F. Holt                          65       1999        I       2004
     Farid Suleman                           50       1994       II       2003
     David L. Dennis   (Independent)         53       1994       II       2003
     Maria D. Hummer   (Independent)         57       2000       II       2003
     Gerald Greenberg  (Independent)         59       1994       III      2002
     Steven A. Lerman                        55       1995       III      2002
     Joel Hollander                          46       1999       III      2002

     The principal occupations of the three director nominees and each of the other seven continuing directors are as follows:

     Mr. Pattiz - founded the Company in 1974 and has held the position of Chairman of the Board since that time. He was also the Company's Chief Executive Officer until February 3, 1994. Mr. Pattiz has served on the Broadcasting Board of Governors of the United States of America, which oversees all U.S. non-military international broadcasting since November 2000. Mr. Pattiz is a Regent of the University of California and is also past President and a member of the Executive Board of the Broadcast Education Association, a trustee of the Museum of Television & Radio, the Hollywood Radio and Television Society and is a member of the Board of the Annenberg School for Communication at the University of Southern California ("USC"). He also serves on California's 21st Century Infrastructure Commission.

     Mr. Karmazin - has been a director of the Company since February 3, 1994. Mr. Karmazin was also President and Chief Executive Officer of the Company from February 3, 1994 until October 8, 1998. Mr. Karmazin has been the president and chief operating officer of Viacom since May 2000. Mr. Karmazin served as president and chief executive officer of CBS Corporation ("CBS") from January 1999 to May 2000, and served as president and chief operating officer of CBS from April 1998 to December 1998. Mr. Karmazin was also the Chairman, President and Chief Executive Officer of Infinity from September 1998 to February 2001. Mr. Karmazin joined CBS in December 1996 as chairman and chief executive officer of CBS Radio. In May 1997, he also assumed responsibility for CBS's owned television stations and became chairman and chief executive officer of the CBS Station Group (Radio & Television). Prior to joining CBS, he was president and chief executive officer of Infinity from 1981 until its acquisition by CBS in December 1996. Mr. Karmazin was a director of CBS before its merger with Viacom and a director of Infinity before its merger with Viacom. He is a director of Viacom, Blockbuster and of the New York Stock Exchange and Vice Chairman of the Board of Trustees of the Museum of Television and Radio.

     Mr. Smith - has been a director of the Company since May 24, 1994. He was previously a director of the Company from February 1984 until February 3, 1994. Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.

     Mr. Holt - was appointed to the Board of Directors of the Company on September 22, 1999. Mr. Holt was a director of Metro from October 1996 through September 22, 1999. Mr. Holt has been the Chairman and Chief Executive Officer of Patriot Communications LLC since March 1999. Patriot Communications LLC is one of the largest telecommunications service bureaus in the U.S. Mr. Holt was also the Chairman and Founder of Initiative Media (formerly Western International Media Corporation) from founding the company in 1970 through January 2002. Mr. Holt is a director of United Online; USC Annenberg School for Communication; USC School of Policy, Planning and Development; St. John's Hospital; The John Douglas French Alzheimer's Foundation; and the Los Angeles Police Foundation. Mr. Holt also serves as a member of Skull and Dagger, the Silver Shield Foundation, the SKIRBALL Cultural Center, and the National Advisory Council of the Autry Museum. Mr. Holt is an associate of the California Institute of Technology. Mr. Holt was also awarded the Horatio Alger Association award in 1998.

     Mr. Suleman - has been a director of the Company since February 1994 and was the Company's Executive Vice President and Chief Financial Officer from February 1994 to March 31, 2002. Mr. Suleman has been a Special Limited Partner with Forstmann Little & Co. since March 2002. He was President and Chief Executive Officer of Infinity from February 2001 to March 2002. He was Executive Vice President, Chief Financial Officer, Treasurer and a director of Infinity from September 1998 to February 2001 when Infinity was acquired by Viacom. Mr. Suleman was named the Senior Vice President, Finance of CBS in August 1998 and Senior Vice President and Chief Financial Officer of the CBS Station Group in June 1997. In May 2000, CBS Corporation merged into Viacom. From January 1997 to June 1997, he served as Senior Vice President and Chief Financial Officer of CBS Radio. From 1986 until its acquisition by CBS in December 1996, Mr. Suleman was Vice President, Finance, Chief Financial Officer and a director of Infinity.

     Mr. Dennis - has been a director of the Company since May 24, 1994. Mr. Dennis has served as Vice Chairman, Office of the President, Chief Corporate Officer and Chief Financial Officer of Tenet Healthcare, a hospital owner and healthcare provider, since March 2000. Mr. Dennis served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation from April 1989 to February 2000.

     Ms. Hummer - has been a director of the Company since March 29, 2000. Ms. Hummer has been Of Counsel to Manatt, Phelps & Phillips, LLP ("Manatt, Phelps"), a law firm with offices in Los Angeles, Orange County, Palo Alto, Sacramento and Washington D.C., since January 1999. Prior to January of 1999, Ms. Hummer was a partner with Manatt, Phelps holding the positions of Chairman of the Management Committee and Co-Managing Partner. Ms. Hummer is currently on the Board of Trustees, CNI Charter Funds; Board of Directors, Los Angeles World Affairs Counsel; Board of Directors, The Music Center of Los Angeles County; Board of Trustees, Scripps College; Board of Trustees, UCLA/Armand Hammer Museum of Art and Cultural Center; Board of Trustees, Mount St. Mary's College; Woman's Leaderships Board of The John F. Kennedy School of Government-Harvard University; Board of Directors, Children's Institute International; and Board of Directors, The Regency Club. Ms. Hummer is also a member of The Committee of 200 and the National Women's Forum.

     Mr. Greenberg - has been a director of the Company since May 24, 1994. Since February 2001, Mr. Greenberg has been President of Mirage Music Entertainment, a company which owns the Mirage Record label and the Dream Street Theatrical Group, a theatrical production company. From April 1993 to January 2001, Mr. Greenberg served as President of MJJ Music, a Michael Jackson/Sony owned record label.

     Mr. Lerman - has been a director of the Company since April 19, 1995. Since 1986, Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC and is currently the manager of that firm. Mr. Lerman was a director of Infinity from February 1992 through December 1996. Mr. Lerman is a member of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

     Mr. Hollander - has been a director of the Company since September 22, 1999 and the Company's President and Chief Executive Officer since October 8, 1998. Mr. Hollander was Vice President and General Manager of Infinity's New York radio station WFAN from April 1992 to October 1998. Mr. Hollander is Chairman of the CJ Foundation for SIDS and a member of the Board of Directors of Tomorrow's Childrens Fund.

How are directors compensated?

     Cash Compensation: Directors of the Company who are not officers received $3,750 per meeting attended for their services as directors and $1,875 per meeting attended for their services as committee members. During 2001, Messrs. Dennis, Greenberg, Holt, Lerman, Smith and Ms. Hummer received $22,500, $18,750, $15,000, $18,750, $16,875, and $18,750, respectively, in Board and Board
Committee fees. Mr. Karmazin has elected not to receive cash compensation for his services as a director.

     Options: Directors of the Company who are not officers receive a mandatory grant of stock options to acquire 10,000 shares of Common Stock each year. Each grant is made on the date of the Company's annual shareholder meeting. In 2001, the Board of Directors authorized an additional grant of 5,000 shares to all non-officer directors. Mr. Karmazin has elected not to receive mandatory grants of stock options normally provided to non-officer directors.

How often did the Board meet during 2001?

     The Board of Directors met four times during 2001. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served.

What committees has the Board established?

     The Board of Directors has Audit, Nominating, and Compensation Committees.

     The members of the Audit Committee in 2001 were Messrs. Dennis (Chairman), Lerman and Ms. Hummer, each of whom are "Independent" for purposes of New York Stock Exchange listing standards. The Audit Committee operates under a written charter (the "Charter") adopted by the Board of Directors and its responsibilities and activities are further discussed below under "Report of the Audit Committee." There were five meetings of the Audit Committee during fiscal 2001.

     The members of the Nominating Committee in 2001 were Messrs. Dennis, Karmazin and Pattiz. The Nominating Committee makes nominations for directors each year. There were no formal meetings of the Committee in 2001. The Nominating Committee will also consider, at meetings of the Committee, those recommendations by shareholders which are submitted, along with biographical and business experience information, to the Company at its principal executive office.

     The members of the Compensation Committee in 2001 were Messrs. Greenberg (Chairman), Dennis and Smith. Messrs. Smith and Greenberg have served on the Committee since May 24, 1994, and Mr. Dennis has served on the Committee since June 17, 1997. The Committee administers the Company's Amended Stock Incentive Plan, and is authorized to approve, and may negotiate, employment arrangements with key executives of the Company and its subsidiaries. There was one formal meeting of the Compensation Committee in 2001, and Committee members engaged in informal discussions and took several actions by written consent during fiscal 2001.

                PROPOSAL 2 - SELECTION OF INDEPENDENT ACCOUNTANTS
                -------------------------------------------------

     Action will be taken at the annual meeting to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has been the independent accountants of the Company since 1984. The Company knows of no direct or material indirect financial interest of PricewaterhouseCoopers LLP in the Company or of any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

Report of  the Audit Committee

     The Audit Committee operates pursuant to its Charter, which was approved by the Board of Directors. The Charter, which complies with applicable SEC regulations and New York Stock Exchange rules, addresses three broad areas of responsibility of the Committee:

1) Reviewing and discussing the preparation of quarterly and annual financial reports with the Company's management and its independent accountants;
2) Supervising the relationship between the Company and its independent accountants, including discussing the matters required by SAS 61
     (Codification of Standards on Auditing Standards) with its independent accountants, evaluating the independence of the accountants in accordance with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and recommending their appointment or removal, reviewing the scope of their audit and non-audit services and related fees; and
3) Overseeing management's implementation of effective systems of internal controls.

     The  Committee  or  its  Chairman  met  with  the   Company's   independent
accountants and management on five occasions in 2001 to carry out its responsibilities. The Committee or its Chairman reviewed and discussed with both management and its independent accountants all financial statements prior to their filing with the SEC. Management advised the Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant issues with the Committee. The Committee also held discussions with the Company's independent accountants concerning the matters required to be discussed by SAS 61.

     The Committee also discussed with PricewaterhouseCoopers LLP ("PWC") their independence and received from PWC the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the Committee has considered whether the provision of non-audit services by PWC is compatible with maintaining their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in matters of auditor independence. Members of the Committee may rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based on its reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K. The Committee also recommended to the Board of Directors, subject to shareholder approval, the selection of the Company's independent accountants for the year ending December 31, 2002.

The Audit Committee

David L. Dennis, Chairman of the Audit Committee
Maria D. Hummer
Steven Lerman

Audit Fees

     PricewaterhouseCoopers LLP has audited the consolidated financial statements of the Company for the year ended December 31, 2001. Direct fees related to the issuance of the audit opinion and the timely review of quarterly reports on Form 10-Q were $250,000.

Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP did not render services relating to financial information systems design and implementation for the year ended December 31, 2001 and, accordingly, no fees were billed for any such services.

Non-Audit Fees

     PricewaterhouseCoopers LLP received $40,000 in fees for non-audit services in 2001. Such fees relate to auditing the Company's employee benefit plans and providing their expertise on accounting principles as it pertained to a dispute with a third party.

Representation of Independent Accountants at Annual Meeting

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the Common Stock and Class B Stock, voting together as a single class, represented in person or by proxy at the annual meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                     PROPOSAL 3 - TRANSACTIONS WITH INFINITY
                     ---------------------------------------

     Action will also be taken at the annual meeting to authorize the Letter Agreement between the Company and Infinity which extends the terms of, and makes other changes to, certain existing agreements with Infinity and provides for the issuance to Infinity of warrants to acquire up to an aggregate of 4,500,000 shares of the Company's Common Stock. The Letter Agreement amends each of the Management Agreement, dated as of March 30, 1999 (the "Management Agreement"), between the Company and Infinity, the Representation Agreement, dated as of March 31, 1999 (the "Representation Agreement"), between the Company and Infinity, the Trademark License Agreement, dated as of March 30, 1999 (the "License Agreement"), between the Company and Infinity, the Registration Rights Agreement, dated as of March 30, 1999 (the "Registration Rights Agreement"), between the Company and Infinity, and the News Programming Agreement, dated as of March 30, 1999 (the "News Agreement"), between the Company and Infinity. In this proxy statement, we refer to the Letter Agreement and the transactions contemplated by the Letter Agreement as the "Transaction." Although the Letter Agreement was entered into between the parties on April 15, 2002, the transactions contemplated by the Letter Agreement will not, and cannot, become effective until the Company has obtained the authorization of its shareholders contemplated by this proxy statement.

     The Company has entered into the Letter Agreement with Infinity because, among other reasons, the Board of Directors of the Company believes that the current arrangements with Infinity have been in the best interests of the Company and its shareholders and have resulted in favorable operating results and stock price performance over the past eight years and that the expiration of the existing arrangements would reasonably be likely to have a material adverse effect on the Company and its business. The Board of Directors believes that ensuring continuity of those arrangements for another 5 year term beyond the previously scheduled termination on March 31, 2004 is in the best interests of the Company and its shareholders. See "Recommendation of the Board of Directors-Reason of the Board for the Transaction" below.

Existing Agreements with Infinity

     In 1994, the Company entered into a management agreement with Infinity to manage the business and operations of the Company and a registration rights agreement with Infinity. On March 31, 1997, the Company entered into a representation agreement (including a related news programming agreement, a license agreement, and a technical services agreement with CBS, an affiliate of Infinity) to operate the CBS Radio Networks (the "Networks"). Each of those agreements were amended and restated in March 1999. The following sections of this proxy statement contain a description of all material terms of each of the agreements to be amended by the Letter Agreement, as well as a related technical services agreement (the "Technical Services Agreement") between the Company and Infinity. However, such descriptions are not complete and are qualified by reference to the actual agreements, each of which has been filed by the Company with the Securities and Exchange Commission.

     Management Agreement

     Term, Termination and Termination Fees. The term of the Management Agreement expires on March 31, 2004. However, the Management Agreement may be terminated prior to such date by the Company:

o    upon 30 days' prior written notice without Cause (as defined below),

o upon 90 days' prior written notice by a unanimous vote of the members of the Board of Directors who are not designees or employees of Infinity or any of its affiliates in the event of the willful commission of a material act of fraud or gross misconduct in the performance of its obligations under the Management Agreement first occurring during the term of the Management Agreement and having a material adverse effect on the business of the Company, or

o    if Infinity becomes involved in a bankruptcy or similar proceeding.

     Termination for reasons specified in the second or third bullets above constitutes termination for "Cause" under the Management Agreement.

     If the Company terminates the Management Agreement without Cause, Infinity will be entitled to payment of the base fee in monthly installments for the five-year term of the Agreement. In addition, all outstanding warrants will vest immediately.

     Compensation to Manager. Effective for contract years commencing April 1, 1999, the Company pays to Infinity a specified annual base management fee, subject to annual increase thereafter by a percentage amount equal to the increase for that year in a specified price index. The amount of the management fee for the first contract year of the Management Agreement was $2,500,000.

     The Board of Directors has also authorized the Company to pay Infinity an annual cash incentive bonus of 10% of the amount, if any, by which the Company's Operating Cash Flow (as defined below) exceeds the target amount specified for each fiscal year during the term of the Management Agreement, as set forth below:

                  Calendar Year Ending        Target Amount
                  --------------------        -------------
                          1999                  $80,000,000
                          2000                 $137,600,000
                          2001                 $151,400,000
                          2002                 $166,500,000
                          2003                 $183,200,000

     Operating Cash Flow with respect to any calendar year is defined as earnings before interest, taxes, depreciation and amortization, management fees and cash incentive bonus, extraordinary gains or losses (as defined by generally accepted accounting principles) and other non-cash income or expense items included in the determination of earnings.

     In addition, if the Company acquires or sells a business in any year, the target amounts set forth above will be adjusted to reflect the anticipated increase or decrease in operating cash flow from the acquisition or sale.

     As additional compensation to Infinity under the Management Agreement, Infinity was granted warrants to purchase 2,000,000 shares of Common Stock at a price of $10.00 per share and 2,000,000 shares of Common Stock at a price of $12.50 per share (the "Prior Warrants"), in each case exercisable only if the Company's Common Stock exceeded a certain amount on at least twenty out of thirty consecutive trading days. That amount was $15.00, with respect to the $10.00 Prior Warrants, and $20.00, with respect to the $12.50 Prior Warrants. In addition to the base fee and the cash bonus, the Company is also required to reimburse Infinity for all out-of-pocket expenses incurred by Infinity in performing services under the Management Agreement, except for (1) the salaries, benefits and related costs of officers and other employees of Infinity made available to perform services for the Company and (2) office and other overhead expenses of Infinity.

     Indemnification. The Company has agreed to indemnify Infinity and each of its directors, officers, employees and agents against any actions, claims, damages and liabilities, including reasonable legal fees and expenses, relating to such party's acceptance or performance of its obligations under the Management Agreement or otherwise relating to the Company or its business, assets or properties. The Company, however, is not obligated to indemnify for any such liabilities that have been finally adjudicated by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification or a material breach of the Management Agreement by Infinity. Any action taken or not taken by Infinity pursuant to the directions of the Board of Directors will not constitute gross negligence, willful misconduct or a material breach of the Management Agreement by Infinity.

     Noncompetition and Right of First Refusal. Infinity has agreed that it will, and will cause its affiliates and any of their officers and employees who provide services to the Company pursuant to the Management Agreement to, refrain from the following actions:

o Managing, purchasing, establishing, participating in or having a substantial ownership interest in a radio network company, or otherwise lending assistance (financial or otherwise) to a radio network company (as defined in the Management Agreement) or any other radio syndicator during the term of the Management Agreement and, if the Management Agreement is terminated for the reason specified in the second bullet under "-Term, Termination and Termination Fees" above, for two years after such termination so long as the Company continues to pay Infinity the base fee for such period. This provision will not apply to any activities engaged in by Infinity with respect to stations owned and operated by Infinity or by any entity acquired by Infinity or a subsidiary of Infinity if such entity or the conflicting activities of such entity are divested or discontinued by the later of (1) one year after the date the entity is acquired and (2) as soon as reasonably practicable pursuant to an orderly process in which Infinity is able to realize the fair value of such operations but in no event more than two years after such entity is acquired,

o Disclosing (unless compelled by judicial or administrative process) or using any confidential information relating to the Company or its business except, during the term of the Management Agreement, as Infinity reasonably determines to be necessary in connection with its performance under the Management Agreement and in the best interest of the Company.

o Causing or attempting to cause (1) any client, customer or supplier of the Company to terminate or materially reduce its business with the Company, or
     (2) any officer, employee or consultant of the Company to resign or terminate a relationship with the Company, during the term of the Management Agreement and, if the Management Agreement is terminated for the reason specified in the second bullet under "-Term, Termination and Termination Fees" above, for two years after such termination.

     Infinity has agreed that, unless it is contractually prohibited from doing so, before it or any of its affiliates offers, sells or makes available for syndication any radio programming featuring talent employed by or otherwise under contract with Infinity or its affiliates (other than Howard Stern) (the "Syndications"), Infinity will first offer such Syndications to the Company on the same terms and conditions as Infinity or its subsidiaries intend to offer, sell or make available such Syndications to others. Contracts between Infinity and/or its subsidiaries and third parties for programming or other services which were in existence prior to March 30, 1999 and any extensions or renewals of such contracts on commercially reasonable terms are excluded from the terms of the noncompetition and right of first refusal provisions described above.

     Arm's Length Transactions. The Management Agreement provides that all transactions between the Company and Infinity or its affiliates must be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, subject to specified exceptions, all agreements between the Company and Infinity or any of its affiliates must be approved in advance by the Board of Directors.

     There are a number of provisions in the various agreements which address the resolution of conflicts between Infinity and the Company, including (1) the provisions in the Management Agreement prohibiting certain activities by Infinity and its affiliates in competition with the Company, (2) the limited right of first refusal contained in the Management Agreement, (3) the limitations on transactions between Infinity or its affiliates and the Company and (4) the obligation of Infinity to perform its management services with such care as a prudent manager would use in the conduct of his or her own company's affairs with a view to maximizing the long-term value of the Company.

     Governance. Pursuant to the terms of the Management Agreement, Infinity manages the business and operations of the Company by providing to the Company the services of the Company's Chief Executive Officer and Chief Financial Officer. Under the Management Agreement, the Chief Executive Officer has the authority and responsibility normally attendant to that office and is, among other things, responsible for all operations and functions of the Company, recommendations for strategic direction and the general implementation of the Company's business and operating plan, subject to the authority of the Company's Board of Directors. The Management Agreement also provides that the Chief Financial Officer has the authority and responsibility normally attendant to such office. The Chief Financial Officer is subject to the authority of the Chief Executive Officer and the Board of Directors. Under the Management Agreement, Infinity also provides support and administrative personnel needed by these officers and pays all of the salaries, benefits and related costs of such personnel. Infinity must provide its management services with such care as a prudent manager would use in the conduct of his or her company's affairs and with a view to maximizing the long-term value of the Company.

     Representation Agreement

     General. Pursuant to the terms of the Representation Agreement, the Company conducts the day-to-day business and operations of the Networks, including making decisions with respect to sales, marketing, affiliation and, in certain cases, programming. The Company must provide its management services with such care as a prudent manager would use in the conduct of his or her company's affairs and must accord the Networks the same priority as it accords its own operations and the operations of other radio networks managed or represented by the Company. In addition, the Company must use its reasonable commercial efforts to (1) promote the Networks as an advertising medium and (2) seek to preserve and maximize the long-term value of the Networks, including the CBS Radio Network tradename. Accordingly, the Company is required to furnish, at its own expense, the services of such employees and other personnel as may be required to properly manage the Networks. Under the Representation Agreement, subject to certain limited exceptions, the Company may not, without the prior approval of Infinity, institute any legal proceedings on behalf of the Networks or enter into, terminate, extend or modify in any material respect any affiliation agreement.
                                       12

     Term, Termination and Termination Fees. The term of the Representation Agreement expires on March 31, 2004. However, the Representation Agreement may be terminated by either party:

o upon the occurrence of an event of default (as defined in the Representation Agreement), provided that such party is also not in material default,
o upon a material change in the rules or policies of the Federal Communications Commission, provided that the parties will first negotiate in good faith an amendment to conform the Representation Agreement to such new rules or policies,
o upon the institution of legal proceedings seeking to prohibit or limit in any material respect the consummation of the transactions or the performance of the obligations contemplated under any of the Representation Related Agreements (as defined below) or which could reasonably be expected to adversely affect the business of the Networks, or
o upon the non-renewal or earlier termination of the Management Agreement, provided that in the event of termination by the Company, the Company must provide Infinity with at least 90 days' prior written notice.

     If the Representation Agreement is terminated for any reason, the Company must pay to Infinity all amounts accrued with respect to the representation fee through the date of termination, along with accrued interest thereon through the date of payment. In addition, if the Company terminates the Representation
Agreement based on the termination of the Management Agreement, except termination of the Management Agreement for the reason specified in the second bullet under "-Management Agreement-Term, Termination and Termination Fees" above, then the Company must pay all remaining installments of the representation fee together with accrued interest thereon through the date of payment.

     The Representation Agreement contains other customary representations, warranties and covenants and agreements of the parties.

     Compensation. The Company is liable for all expenses associated with operating the Networks. In return, it receives all of the Networks' advertising revenues that it sells for its own account. In addition to paying all of the expenses related to operating the Networks, the Company is required to pay an annual representation fee, subject to annual increase by a percentage amount equal to the increase for that year in a specified price index. The amount of the representation fee for the first contract year of the Representation Agreement was $12,000,000.

     Indemnification. Under the terms of the Representation Agreement, Infinity has agreed to indemnify the Company, its affiliates and their respective directors, officers, affiliates, employees and agents against any actions, claims, damages and liabilities, including reasonable legal fees and expenses, relating to:

o a breach of Infinity's representations and warranties under the Representation Agreement, the License Agreement, the News Agreement and the Technical Services Agreement (collectively, the "Representation Related Agreements") or any documents delivered in connection therewith, and
o a breach by Infinity of any covenant applicable to it under the Representation Related Agreements.

     In addition, the Company has agreed to indemnify Infinity, its affiliates and their respective directors, officers, affiliates, employees and agents against any actions, claims, damages and liabilities, including reasonable legal fees and expenses, relating to:

o any liabilities associated with the operations of the Networks after March 30, 1999 (except for any actions taken by Infinity under specified programming agreements existing on March 31, 1997),
o a breach of the Company's representations and warranties under Representation Related Agreements or any documents delivered in connection therewith, and
o a breach by the Company of any covenant applicable to it under the Representation Related Agreements.

     Other Related Agreements

     License Agreement. Pursuant to the License Agreement, Infinity has granted to the Company a non-exclusive, royalty-free license to use throughout the United States (1) the CBS "eye" logo as specified in the License Agreement in connection with the CBS Radio Network tradename and (2) the name CBS in connection with the CBS Radio Network trade name.

     The license expires on the earlier to occur of (1) the expiration of the term of the Representation Agreement and (2) the termination of the Representation Agreement. In addition, Infinity may terminate the license if the Company breaches the License Agreement in any manner which would be substantially likely to materially impair or diminish the value, reputation and distinctiveness of the CBS trademarks and the Company fails to cure or commence, and diligently proceed, to cure the breach within 90 days after notice from Infinity of the breach.

     Pursuant to the License Agreement, Infinity is required to indemnify the Company and its directors, officers, partners, employees, representatives and agents against any claims, causes of action, suits, damages, liabilities, costs and expenses, including reasonable attorneys' fees and expenses, arising out of any breach by Infinity of any warranty or agreement made by it in the License Agreement. In addition, the Company is required to indemnify Infinity and its directors, officers, partners, employees, representatives and agents against any claims, causes of action, suits, damages, liabilities, costs and expenses, including reasonable attorneys' fees and expenses, arising out of:

o the manufacture, distribution, sale, license or other use of the products bearing the CBS trademarks,
o the use of any advertising, promotion, publicity or marketing material bearing the CBS trademarks, or
o any breach by the Company of any warranty or agreement made in the License Agreement.

     The License Agreement contains other customary representations, warranties and covenants and agreements of the parties.

     News Agreement. Pursuant to the News Agreement, Infinity agrees to provide to the Company specified news programming during the term of the Representation Agreement for use by the Networks. The Company pays to Infinity a base programming fee for each 12-month period of the term of the News Agreement, subject to an annual increase by a percentage amount equal to the increase for that year in a specified price index. The initial base programming fee was $9,500,000. Infinity is responsible for all costs and expenses necessary to produce and deliver the programming. The News Agreement will terminate automatically upon the termination of the Representation Agreement. In addition, if the Company terminates the Representation Agreement, then the Company must pay to Infinity all remaining installments of the base programming fee.

     The News Agreement contains other customary representations, warranties and covenants and agreements of the parties.

     Technical Services Agreement. Pursuant to the Technical Services Agreement, Infinity agrees to provide the Networks during the term of the Representation Agreement, in a manner and to an extent consistent with past practice, services consisting of:

o origination services, or services of CBS Radio employees (exclusive of any CBS News personnel) and use of CBS Radio facilities to originate live and pre-recorded radio news programming, to gather, edit and assemble radio news material, to originate and provide for the gathering, editing and assembling of audio material used in the production of "The Osgood File" programs, and to originate and provide for the gathering, editing and assembly of audio material used in the production of "The David Letterman Top Ten List" programs,
o distribution services, or the transmission by CBS Radio of radio news programming, Osgood radio programming and Letterman radio programming to affiliated radio stations, and
o operation support services, or services of CBS Radio employees (exclusive of any CBS News personnel) and use of CBS Radio facilities to provide day-of-air operation services and commercial continuity services in support of gathering, editing, assembling, production and origination of radio news programming, Osgood radio programming and Letterman radio programming.

     Under the Technical Services Agreement, the Company reimburses Infinity on a monthly basis for an amount equal to the sum of (1) all out-of-pocket costs incurred by Infinity in providing the services described above and (2) that portion of Infinity's costs that Infinity, in accordance with past practice, generally allocates to the Networks. The Technical Services Agreement will terminate automatically upon the termination of the Representation Agreement.

     The Technical Services Agreement contains other customary representations, warranties and covenants and agreements of the parties.

     Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company has granted to Infinity demand and piggy-back registration rights with respect to shares of Common Stock issuable upon exercise of the Prior Warrants (the "Registrable Securities"). Under the Registration Rights Agreement, Infinity has the right to require the Company on three separate occasions to register such securities under the Securities Act of 1933, as amended (the "Securities Act"), on registration forms other than Form S-3. In addition, in the event that the Company determines to register any of its securities, either for its own account or for the account of other security holders, the Company is obligated to provide Infinity with advance notice of that registration and include in that registration all Registrable Securities requested by Infinity, subject to cut-back by the Company's underwriters on a proportionate basis with all other security holders entitled to a registration of their securities.

     Pursuant to the Registration Rights Agreement, Infinity has agreed to certain transfer restrictions with respect to the Registrable Securities. If the Management Agreement is not terminated, Infinity is entitled from and after March 30, 2001 to sell in the aggregate 25% of the sum of (1) the Registrable Securities then held by Infinity plus (2) any Registrable Securities which, at the time of such calculation, could then be acquired by Infinity upon exercise of the Prior Warrants, with such percentage amount to be increased by an additional 25% of such securities on each subsequent anniversary date. However, if Infinity terminates the Management Agreement, or if the Company terminated the Management Agreement as a result of events specified in the second or third bullets under "-Management Agreement-Term, Termination and Termination Fees" above, Infinity will be allowed to transfer without limitation any Registrable Securities Infinity could sell immediately prior to such termination, and will be allowed to transfer all remaining Registrable Securities upon the earlier of
(1) one year following such termination and (2) March 31, 2004. Finally, if the Company terminates the Management Agreement other than as a result of the events specified in the second and third bullets under "-Management Agreement-Term, Termination and Termination Fees" above, Infinity will be allowed to transfer all Registrable Securities without limitation.

     The Company has agreed to pay all expenses of any registration effected pursuant to the Registration Rights Agreement, other than any stock transfer taxes or underwriters' discounts or commissions. In addition, the Company has agreed to indemnify Infinity and its officers, directors and affiliates and each person controlling Infinity against certain liabilities, including liabilities under federal or state law (including the Securities Act).

     The Registration Rights Agreement contains other customary representations, warranties and covenants and agreements of the parties.

Proposed Amendments To Existing Agreements

     Under the Letter Agreement, the Company and Infinity have agreed to a number of amendments to the Management Agreement, the Representation Agreement, the License Agreement, the News Agreement and the Registration Rights Agreement. The following section of the proxy statement contains a description of all material terms of the Letter Agreement. However, such description is not complete and is qualified by reference to the actual Letter Agreement, attached to this proxy statement as Annex A, which is incorporated by reference in this proxy statement.

Amendment to Management Agreement

     Term and Termination. The Letter Agreement extends the term of the Management Agreement for an additional five years until March 31, 2009. In addition, the Letter Agreement amends the provisions dealing with termination of the Management Agreement to expand one existing termination right of the Company for Cause (as defined above) and to add another. Specifically, the Letter Agreement results in the deletion of the termination right specified in the second bullet point above under "-Management Agreement-Term, Termination and Termination Fees" and instead provides in its place that the Company may terminate the Management Agreement upon 90 days' prior written notice by a unanimous vote of the members of the Board of Directors who are not employees or designees of Infinity or any of its affiliates in the event of:

o the willful commission of a material act of fraud or gross misconduct in the performance of Infinity's obligations under the Management Agreement first occurring during the term of the Management Agreement, or
o the willful and material breach of a material term of the Management Agreement which is not cured and which continues for a period of at least 30 days after the Company notifies Infinity of the breach.

     Compensation to Manager. The Letter Agreement amends the Management Agreement to provide that the base fee to Infinity for all years of the extended Management Agreement will be $3,000,000 annually beginning on April 1, 2004, subject to an annual increase for each year thereafter by a percentage amount equal to the increase in a specified price index for the prior year.

     In addition, the Letter Agreement amends the Management Agreement to include in that agreement the cash incentive bonus arrangements described under "Management Agreement -- Compensation to Manager". The Letter Agreement also establishes target amounts of Operating Cash Flow for each of the additional five calendar years added to the term of the Management Agreement, as set forth below:

               Calendar Year Ending        Target Amount
               --------------------        -------------
                       2004                 $201,500,000
                       2005                 $221,650,000
                       2006                 $243,800,000
                       2007                 $268,200,000
                       2008                 $295,000,000

     Finally, pursuant to the Management Agreement, the Company will also grant to Infinity warrants to purchase:

o up to an aggregate of 1,000,000 shares of Common Stock, which warrant is exercisable only if the Common Stock reaches a price at least equal to the product of the average market price of the Common Stock for the 15 trading days prior to January 2, 2003 during which the national securities exchanges are open for trading ("Trading Days") and 1.50 on at least 20 out of 30 consecutive Trading Days, and
o up to an aggregate of 1,000,000 shares of Common Stock, which warrant is exercisable only if the Common Stock reaches a price at least equal to the product of the average market price of the Common Stock for the 15 Trading Days prior to January 2, 2003 and 1.60 on at least 20 out of 30 consecutive Trading Days.

     The exercise price with respect to each of those two warrants will be an amount equal to 115% and 129%, respectively, of the average price of the Common Stock for a period of 15 Trading Days ending with the Trading Day immediately prior to January 2, 2003. In addition, the Company will grant Infinity five additional warrants to purchase, with respect to each such warrant, 500,000 shares of Common Stock. The warrants will become exercisable on January 2, 2005, 2006, 2007, 2008 and 2009, respectively, if the average price of the Common Stock for each of the 15 Trading Days prior to January 2 of such year is (1) at least equal to the exercise price for such year and (2) equal to or greater than the product of the average price of the Common Stock for each of the 15 Trading Days prior to January 2 of the preceding year and 1.20. The exercise price for each such warrant will be determined on January 2, 2004 and will be equal to the average price of the Common Stock for each of the 15 Trading Days prior to January 2, 2004 plus an additional amount equal to a compounded annual growth rate of 15% over that average price. All such warrants are referred to in this proxy statement as the "New Warrants."

     Each of the New Warrants specified in the bullets above terminates January 2, 2013, but will expire earlier, to the extent not then exercisable, on the termination of the Management Agreement for the reasons specified in the second bullet under "Management Agreement-Term, Termination and Termination Fees." Each of the other New Warrants terminates on January 2 of the year that is 10 years from the date on which such New Warrant becomes exercisable, but will expire earlier, to the extent not then exercisable, on the termination of the Management Agreement for any reason.

     The exercise price of each New Warrant, and the number of shares of Common Stock issuable upon the exercise of each New Warrants, will be subject to adjustment as specified in the New Warrants in certain events, including:

o the declaration or payment of dividends or other distributions in Common Stock or Class B Stock on the Common Stock or the Class B Stock,
o subdivisions, combinations and reclassifications of the Common Stock or the Class B Stock, and
o distributions to all holders of Common Stock or Class B Stock of evidences of indebtedness of the Company, cash or assets (including securities, but excluding the dividends and distributions referred to above and dividends and distributions paid in cash out of the surplus of the Company).

     The exercise price of each New Warrant will also be adjusted in the event of the sale or issuance of additional shares of Common Stock or Class B Stock for a price per share less than the current market value (as defined in each New Warrant) in effect on the earlier of (1) the date the Company enters into a binding agreement to issue the additional shares, or (2) the date of actual issuance of the shares. However, no adjustment will be required on:

o the exercise of any options or the issuance of shares under any rights outstanding on or before April 15, 2002 that were issued pursuant to any of the Company's employee stock incentive plans,
o the exercise of any options or rights granted after April 15, 2002 so long as the exercise price is not less than the market price on the date such grant is approved by the Board of Directors, or if later, the date the exercise price is established,
o the exercise of any other options, warrants, conversion or exchange rights outstanding on or before April 15, 2002,
o the exercise of any conversion or exchange rights issued by the Company after April 15, 2002 if the issuance is approved by the Board of Directors at a price not less than the market price on the date of such approval, or if later, the date such conversion or exchange price is established, or
o the issuance of additional shares pursuant to a firmly underwritten public offering.

     Under each of the New Warrants described in the bullets above, if the Company is a party to any consolidation, merger, sale of assets, reorganization or other similar transaction in which the Company's Common Stock is acquired for cash or other property, or is changed into or exchanged for different securities of the Company or another entity, or any combination thereof, each New Warrant will become exercisable with respect to all shares of Common Stock whether or not it has otherwise become exercisable, and will be deemed to have been exercised and will entitle the New Warrant holder to receive (upon presentation of the New Warrant within 30 days after the date of the consummation of any such transaction, together with the exercise price for such New Warrant) the cash, securities or other property to which the holder would have been entitled upon the consummation of such transaction if the New Warrant had been exercised immediately prior to consummation of such transaction. As a condition to effecting any such transaction, each other party to the transaction which may be required to deliver cash, securities or other property on exercise of the New Warrant must assume the foregoing obligation to issue such consideration to the New Warrant holder upon the consummation of the transaction. The New Warrant will become exercisable in connection with any such transaction, whether entered into with an unaffiliated entity or with a direct or indirect subsidiary or affiliate of either the Company or Infinity. Each of the other New Warrants contains similar provisions, provided that if the applicable warrant has not yet become exercisable and such an event occurs in connection with a transaction in which the Management Agreement is terminated, then the warrant will expire. If, in connection with any such transaction prior to the exercisability of the applicable warrant, the Management Agreement is not terminated, the surviving or resulting corporation will issue Infinity a new warrant on similar terms with such terms to be mutually agreed.

     Governance. The Letter Agreement amends the Management Agreement to provide that the Board of Directors of the Company will have the right to remove the Chief Executive Officer and the Chief Financial Officer at any time so long as the Company does not exercise that right unreasonably and notifies Infinity promptly after the Board of Directors determines to remove the Chief Executive Officer or the Chief Financial Officer. In addition, the Letter Agreement clarifies that the Chief Executive Officer and the Chief Financial Officer and other Infinity officers or employees performing services for the Company are eligible to participate in the Company's stock options plans and other incentive compensation plans and that Infinity will reasonably consult with the Company with respect to any compensation paid by Infinity to the Chief Executive Officer or the Chief Financial Officer, but only to the extent such compensation relates to and is allocated for services provided by such individuals to the Company pursuant to the Management Agreement.

Amendment to Representation Agreement

     Term. The Letter Agreement extends the term of the Representation Agreement for an additional five years until March 31, 2009.

     Representation Fees. The Letter Agreement amends the Representation Agreement by providing that the Company will pay to Infinity for all contract years of the extended Representation Agreement $14,000,000 annually beginning on April 1, 2004, subject to an annual increase for each year thereafter by a percentage amount equal to the increase in a specified price index for the prior year. In addition, pursuant to the Letter Agreement commencing with the 2005 fiscal year adjustment, the annual representation fee will be rounded to the nearest $500,000 after calculating the increase for the period.

Amendments to the License Agreement, News Agreement and Registration Rights Agreement

     The Letter Agreement amends the License Agreement by replacing the list of trademarks covered by the agreement to conform the list to the current CBS marks used by the Company.

     The Letter Agreement amends the News Agreement by providing that in the event of termination of the Management Agreement for the reason specified in the second bullet under "-Management Agreement-Term, Termination and Termination Fee," as amended as described above, then the Company will only be required to pay the base programming fee accrued through the date of termination and not all remaining installments of that fee.

     The Letter Agreement amends the Registration Rights Agreement by providing that the New Warrants will be covered by the Registration Rights Agreement to the same extent as the Prior Warrants, such that the shares of Common Stock issuable upon exercise of the New Warrants will be entitled to the same registration rights, and subject to the same transfer restrictions, as the shares of Common Stock that were issuable upon exercise of the Prior Warrants.

Required Vote

     The Transaction is being submitted to the shareholders of the Company for authorization in accordance with the provisions of Section 203 of the Delaware General Corporation Law. Accordingly, the affirmative vote of the holders of 66 2/3% of the outstanding voting stock of the Company which is not owned by Infinity or its affiliates is required to authorize the Transaction.

Recommendation of the Board of Directors; Reasons of the Board for the Transaction

     The Board of Directors believes that the proposed Transaction is fair to and in the best interests of the Company and its shareholders. Accordingly, on April 14, 2002, the Board, following the unanimous recommendation of a committee of disinterested directors, approved the Transaction pursuant to the terms of the Letter Agreement and recommended that the Transaction be authorized by the Company's shareholders. In reaching its conclusion to approve the proposed Transaction, the Board considered, among other things, the following factors:

o The fact that the current arrangements with Infinity have been in the best interests of the Company and its shareholders and have resulted in favorable operating results and stock price performance over the past eight years,

o The belief of the Board of Directors that ensuring continuity of those arrangements for another 5 year term beyond the previously scheduled termination on March 31, 2004 is in the best interests of the Company and its shareholders,

o The belief of the Board of Directors that the expiration of the existing arrangements with Infinity would reasonably be likely to have a material adverse effect on the Company and its business, including but not limited to, a substantial loss of audience and programming, which would have a material adverse impact on the Company's revenue and operating results if such audience and programming were not replaced prior to the expiration of the agreements with Infinity. The Company cannot provide any assurances that it could replace the lost audience and programming.

o The fact that the Letter Agreement would extend through such time period the alliance of Infinity, owner and operator of one of the country's largest groups of radio stations, with Westwood One, believed by the Company to be the nation's largest radio network. The Board of Directors believes that the Company's relationship with Infinity has increased and will continue to increase the Company's ability to enter into relationships with Infinity radio stations having significant listening audiences in each of the top radio markets, thereby increasing the Company's ability to sell advertising at favorable rates. Moreover, the Board of Director believes that the relationship with Infinity has provided and will continue to provide the Company with greater access to the significant radio talent and programming that Infinity is able to obtain through its considerable resources, and

o The belief of the Board of Directors that Infinity has demonstrated its skill in providing management services and that extending the existing agreements provides the Company with the opportunity to secure such services at reasonable rates for a long term. The Board of Directors of the Company believes that Infinity's knowledge and experience of the Company's business, together with its demonstrated skill, makes it uniquely qualified to perform these services. In addition, the Board of Directors has taken into account the fact that Infinity will not continue to provide important programming or provide distribution of the Company's programming in the absence of the Management Agreement after March 31, 2004 and that these relationships are extremely important for the Company.

     In reaching its conclusion regarding the proposed Transaction, the Board also considered negative factors associated with the proposed Transaction, including the risk that the potential benefits described above may not be realized and the fact that the Company would, unless it paid a significant termination fee as described above, be bound to the arrangements with Infinity through 2009. The Board believes, however, that the positive factors outweigh the negative factors.

     For the reasons set forth above, the Board of Directors has approved the proposed Transaction and believes that it is fair to and in the best interests of the Company and its shareholders.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO AUTHORIZE THE TRANSACTION.

             PROPOSAL 4 - AMENDMENT TO CERTIFICATE OF INCORPORATION

     Action will also be taken at the annual meeting to approve an amendment to the Company's certificate of incorporation (the "Amendment") which deletes the following sentence in Article Eighth of the certificate of incorporation:
"Directors  elected by holders of Common  Stock  pursuant  to  paragraph  (a) of
Section 2 of Article Fourth shall be members of Class III." As a result of this Amendment, directors elected by the holders of Common Stock separately will be permitted to serve in any of Class I, Class II or Class III.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to have the directors elected solely by the holders of Common Stock spread among the classes of directors. This is consistent with the actual historical practice of the Company, notwithstanding the literal language of the provision quoted above.

     Approval of the Amendment will require the affirmative vote of a majority of the votes entitled to be cast, with the Common Stock and Class B Stock voting together as a single class.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Messrs. Karmazin and Hollander are officers or employees of Infinity, which beneficially owns 15.8% of the Common Stock of the Company. Mr. Suleman was an officer of Infinity until March 2002. Infinity manages the business and operations of the Company pursuant to the terms of the Management Agreement, by providing to the Company the services of a chief executive officer and a chief financial officer. The current agreement was entered into in March 1999 and provided for a five year term, which term has been extended for an additional five years until March 31, 2009, pursuant to the Letter Agreement between the Company and Infinity described in this proxy statement and subject to shareholder authorization. Pursuant to the Management Agreement prior to the effectiveness of the Letter Agreement, the Company is obligated to pay to Infinity an annual base fee of $2,500,000 subject to an annual increase by a percentage amount equal to the increase based on a specified consumer price index. Following effectiveness of the Letter Agreement, the Company will be obligated to pay to Infinity an annual base fee for the extension period in the amount of $3,000,000 commencing with the fiscal year beginning on April 1, 2004, subject to an annual increase for each year thereafter by a percentage amount equal to the increase in a specified price index for the prior year.


     In addition, the Company pays to Infinity incentive bonus compensation in an amount equal to 10% of the amount by which the Company's operating cash flow exceeds a target amount for the applicable year, subject to certain adjustments. The Company must also reimburse Infinity for certain out-of-pocket expenses incurred by Infinity in performing the services contemplated by the Management Agreement consistent with past practice. For a further description of the terms of the Management Agreement, see "Transactions with Infinity-Existing Agreements with Infinity-Management Agreement." Under the Management Agreement, the Company paid to Infinity or accrued amounts aggregating approximately $3,983,000 during fiscal 2001. As additional compensation to Infinity under the Management Agreement, Infinity was granted at March 30, 1999, the beginning of the current five year-term of the Management Agreement, warrants to purchase 2,000,000 shares of Common Stock at a price of $10.00 per share and 2,000,000 shares of Common Stock at a price of $12.50 per share, in each case exercisable only if certain thresholds with respect to the Company's Common Stock price were met. The Company and Infinity have also entered into a registration rights agreement with respect to the shares of Common Stock issuable upon exercise of the warrants pursuant to which the Company granted to Infinity specified demand and registration rights. In 2001, Infinity sold its $10.00 warrants to the Company, receiving net proceeds aggregating $41,350,000. In March 2002, Infinity sold 1,000,000 of its $12.50 warrants to the Company, receiving net proceeds aggregating $25,430,000. The transactions, which were completed at a discount to the market value of the securities, were reviewed and approved by the Compensation Committee and by the Board of Directors other than the directors who were officers or employees of Infinity.

     The Management Agreement provides that all transactions between the Company and Infinity or its affiliates will be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, subject to specified exceptions, all agreements between the Company and Infinity or any of its affiliates must be approved by the Board of Directors.

     On March 31, 1999, the Company renewed the Representation Agreement with Infinity to operate the CBS Radio Networks for an additional five years. The Company retains all revenue and is responsible for all expenses of the CBS Radio Networks. In addition, a number of Infinity's radio stations are affiliated with the Company's radio networks and the Company purchases several programs from Infinity. For a further description of the terms of the Representation Agreement, see "Transactions with Infinity-Existing Agreements with Infinity-Representation Agreement." During 2001, the Company incurred expenses aggregating approximately $77,444,000 under the Representation Agreement and for Infinity affiliations and programs. In connection with the renewal of its Representation Agreement in 1999, the Company entered into certain related agreements concerning the licensing of CBS trademarks from Infinity, the purchase of certain programming materials from Infinity and the provision of technical services and news gathering and production services by Infinity or its affiliates to the Company.

     On April 15, 2002, the Company entered into the Letter Agreement with Infinity which, among other things, extends the term of the Management Agreement, the Representation Agreement and related agreements with Infinity until March 31, 2009. The effectiveness of the transactions contemplated by the Letter Agreement is subject to the shareholder authorization described in this proxy statement.

     Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC since 1986. From time to time, the Company engages Leventhal, Senter and Lerman, PLLC in certain matters. The fees associated with those engagements aggregated $36,000 in 2001. In addition, from time to time Leventhal, Senter and Lerman PLLC provides services to Infinity as well.

Compensation Committee Interlocks and Insider Participation

     As stated above, the Company's Compensation Committee is comprised solely of independent outside directors. The Compensation Committee consists of Mr. Greenberg, Mr. Dennis and Mr. Smith. The Company has no interlocking relationships or other transactions involving any of our Compensation Committee members that are required to be reported pursuant to applicable Securities and Exchange Commission rules.

                             EXECUTIVE COMPENSATION

Report of the Compensation Committee

     The Compensation Committee of the Board of Directors must be comprised of at least two independent outside directors. The Committee in 2001 was comprised of three independent outside directors.

     As previously stated, the Committee administers the Company's Stock Incentive Plan and may review employment arrangements with executive officers of the Company other than Messrs. Hollander and Suleman who served as the Company's President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively, pursuant to the Management Agreement with Infinity. As previously stated, Mr. Suleman resigned as the Executive Vice
President and Chief Financial Officer of the Company on March 31, 2002 as a result of his resignation as Infinity's President and Chief Executive Officer. Infinity is currently conducting a search for Mr. Suleman's replacement as CFO of the Company. Under the terms of the Management Agreement, the Company pays a management fee to Infinity for the services of the Company's CEO and CFO and the Committee has authority to grant stock option incentives to these officers.

How is executive compensation determined?

     The Company's compensation program for executives consists of three key elements - a base salary, a performance based bonus and periodic grants of stock incentives. The compensation policies utilized by the Committee and the Chief Executive Officer are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals. Generally, compensation decisions are based on contractual commitments, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. The foregoing factors are listed in order of their relative importance in making compensation decisions. Salary paid to Mr. Pattiz for 2001 was based on the terms of his 1998 employment agreement with the Company, which expires on November 30, 2003.

     Mr. Hollander, the Company's President and Chief Executive Officer, was responsible for determining the salary and cash flow objectives that would result in bonuses being paid to executive officers (other than Mr. Pattiz, whose salary was based on the terms of his employment agreement).

     The Committee has granted stock incentives, under the Amended Stock Incentive Plans approved by shareholders, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the Committee consults with the Chief Executive Officer and others in management, as applicable. In evaluating the performance of the Chief Executive Officer, the Committee may consult with the entire Board of Directors. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Committee, at its sole discretion, to newly hired officers and employees as an inducement to accept employment with the Company.

The Compensation Committee

Gerald Greenberg, Chairman of the Compensation Committee
David L. Dennis
Joseph B. Smith
                               EXECUTIVE OFFICERS

     Disclosure regarding compensation is provided for each of the executive officers of the Company (collectively, the "Named Executive Officers") who served as executive officers at the end of or during the fiscal year ended December 31, 2001:


   Norman J. Pattiz............  The Company's Chairman of the Board at
                                   December 31, 2001.

   Joel Hollander..............  The Company's Chief Executive Officer and
                                   President at December 31, 2001.

   Farid Suleman...............  The Company's Executive Vice President and
                                   Chief Financial Officer at December 31, 2001.

Employment Agreements

     The Company has a written employment agreement with Mr. Pattiz, effective April 29, 1998, pursuant to which Mr. Pattiz is to serve as Chairman of the Board of the Company for a five-year term ending November 30, 2003 at an annual salary of $500,000. The agreement also granted Mr. Pattiz ten-year options to acquire 1,000,000 shares of Common Stock under the 1989 Plan (which vest at the rate of 200,000 shares per year over the five-year term of the employment agreement) and provides additional benefits which are standard for executives in the industry. The agreement generally will be terminable by Mr. Pattiz upon ninety days' written notice to the Company; it will be terminable by the Company only in the event of death, permanent and total disability, or for "cause." In the event of permanent and total disability, Mr. Pattiz will receive his base salary for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. In the event of a "change of control," as defined in the agreement, any unvested options granted pursuant to this agreement will become immediately exercisable and Mr. Pattiz will continue to receive any base compensation he would have otherwise been entitled to receive for the remaining term of the agreement. In addition, Mr. Pattiz has full "piggy back registration rights" and limited demand registration rights with respect to any and all of the Common Stock owned by Mr. Pattiz.

                      EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth the compensation received by the Named Executive Officers for the years ending December 31, 2001, 2000 and 1999.


                                                                       Annual Compensation
                              -----------------------------------------------------------------------------------------------
                                                                                              Long-Term
                                                                                            Compensation
                                                                                             Securities
Name and                     Fiscal                                   Other Annual           Underlying        All Other
Principal Position            Year       Salary ($)    Bonus ($)      Compensation ($)       Options (#)     Compensation ($)
------------------           ------      ----------    ---------      ----------------       -----------     ----------------
                                                                           (1)

Norman J. Pattiz              2001        $500,000        --                --                   --                  --
  Chairman of the Board       2000         500,000        --                --                   --                  --
                              1999         500,000        --                --                 20,000                --

Joel Hollander                2001           --           --                --                100,000                --
  Chief Executive Officer     2000           --           --                --                   --                  --
  And President (2)           1999           --           --                --                100,000                --

Farid Suleman                 2001           --           --                --                   --                  --
  Chief Financial             2000           --           --                --                700,000                --
  Officer (2)                 1999           --           --                --                400,000                --


_________________________________

(1) This column includes the aggregate cost to the Company (if such amount exceeded the lesser of $50,000 or 10% of such officer's salary and bonus) of providing various prerequisites and other personal benefits.
(2) Mr. Suleman assumed his position effective February 3, 1994. Mr. Hollander assumed his position effective October 8, 1998, pursuant to the terms of the Management Agreement between the Company and Infinity. Messrs. Hollander and Suleman do not receive any cash compensation from the Company. All compensation under the Management Agreement is paid to Infinity. Mr. Hollander was granted 100,000 options to purchase Common Stock in 1999 and 100,000 options in 2001, while Mr. Suleman was granted 400,000 options in 1999 and 700,000 options in 2000. Mr. Suleman resigned his position as Chief Financial Officer with the Company on March 31, 2002.


     The following two tables provide information on stock option grants made to the Named Executive Officers in 2001, options exercised during 2001 and options outstanding on December 31, 2001.



                                                   OPTION GRANTS IN FISCAL YEAR 2001

                                                            Individual Grants
                     ---------------------------------------------------------------------------------------------------
                                                                                            Potential Realizable Value at
                         Number of           % of Total                                     Assumed Annual Rates of Stock
                         Securities       Options Granted     Exercise or                       Price Appreciation for
                     Underlying Options   to Employees in     Base Price     Expiration             Option Term
       Name            Granted (#) (1)     Fiscal Year (2)     ($/Share)         Date         5% ($)            10% ($)
       ----          ------------------   ----------------    -----------    ----------     -----------------------------

  Joel Hollander          100,000               9.3%            $21.45        03/15/11      $1,351,000         $3,410,000

-----------------------

(1) These options were granted under the Amended 1999 Stock Incentive Plan on March 15, 2001 and become exercisable 20% per year on each anniversary date between 2002 and 2006.
(2) Percentage calculations exclude the impact of a mandatory grant of 105,000 options at $30.30 per share (except for Mr. Saperstein whose shares were priced at $33.33 per share) on May 30, 2001 to outside directors (15,000 each to Messrs. Dennis, Greenberg, Holt, Hummer, Lerman, Saperstein and Smith) which, in accordance with the terms of the Amended 1999 Stock Incentive Plan, become exercisable 20% per year on each May 30 between 2002 and 2006.


                                        AGGREGATED OPTION EXERCISES IN FISCAL 2001
                                             AND FISCAL YEAR END OPTION VALUES

                                                             Number of Securities Underlying       Value of Unexercised,
                                                                   Unexercised Options              In-the-Money Options
                                                               at Fiscal Year End (#)            at Fiscal Year End ($) (1)
                         Shares Acquired        Value      --------------------------------     ---------------------------
        Name             on Exercise (#)      Realized ($)    Exercisable     Unexercisable     Exercisable   Unexercisable
        ----             ---------------      ------------    ----------      -------------     -----------   -------------


Norman J. Pattiz             548,000           $6,913,000        200,000          412,000        $3,196,000     $6,600,000

Joel Hollander               200,000            4,903,000        140,000          360,000         2,619,000      5,884,000

Farid Suleman                   -                  -           1,120,000          880,000        22,057,000      5,840,000
----------------------

(1) On December 31, 2001, the closing per share price for the Company's Common Stock on the New York Stock Exchange was $30.05.

                                PERFORMANCE GRAPH

     The performance graph below compares the performance of the Company's Common Stock to the Dow Jones Equity Market Index and the Dow Jones Media Industry Index for the Company's last five calendar years. The graph assumes that $100 was invested in the Company's Common Stock and each index on December 31, 1996.

     The following table sets forth the closing price of the Company's Common Stock at the end of each of the last five calendar years.


    Measurement                           Dow Jones         Dow Jones
      Period                               Equity             Media
(last business day     Westwood            Market            Industry
 of calendar year)     One, Inc.           Index              Index
------------------     ---------          ---------         ---------

     1996                100                 100               100
     1997                223                 132               157
     1998                183                 165               203
     1999                456                 203               324
     2000                232                 184               229
     2001                361                 161               210

 Base Year
 1996            1997           1998           1999           2000         2001
 ----            ----           ----           ----           ----         ----

$ 8.31          $18.56         $15.25         $38.00         $19.31       $30.05
======          ======         ======         ======         ======       ======

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, the Company believes that during 2001 its executive officers, directors and more than ten percent beneficial owners complied with all filing requirements applicable to them.

                                  SOLICITATION

     The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities. In addition, the Company has retained Georgeson Shareholder to assist in the solicitation of proxies. Georgeson Shareholder may solicit proxies by mail, telephone, telegraph and personal solicitation, and will request banks, brokers and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares. For these services, the Company will pay Georgeson Shareholder a fee estimated not to exceed $9,000, plus reimbursement for expenses.

                         SHAREHOLDER PROPOSALS FOR 2002

     Under the rules of the Securities and Exchange Commission, any shareholder proposal intended for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 2003 must be received by the Company by December 31, 2002 to be eligible for inclusion in such proxy material. Proposals should be addressed to Gary J. Yusko, Secretary, Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019. Proposals must comply with the proxy rules of the Securities and Exchange Commission relating to shareholder proposals in order to be included in the proxy materials. Additionally, the Company's proxy holders for the Company's 2003 annual meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is presented at such annual meeting but that is not included in the Company's proxy materials, unless notice of such proposal is received by the Secretary of the Company on or before March 30, 2003.


                                 By Order of the Board of Directors



                                 Gary J. Yusko
                                 Secretary


New York, New York
April 29, 2002

                                   Appendix A

                                      PROXY

                               WESTWOOD ONE, INC.

    Proxy for 2002 Annual Meeting of Shareholders for Holders of Common Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Gary J. Yusko and Gary Worobow as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 29, 2002 at 10:00 a.m., Pacific Time, in Studio 3 of the W Los
Angeles Hotel, 930 Hilgard Avenue, Los Angeles, California 90024 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote.

         The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1, 2, 3 and 4 SHOWN BELOW. The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR Items 2, 3 and 4.

1.   Election  of  Class  III  Directors.   Nominees:   Gerald  Greenberg,  Joel
     Hollander, and Steven Lerman


          -----  FOR ALL NOMINEES            -----    WITHHELD FROM ALL NOMINEES

          ----- FOR ALL NOMINEES EXCEPT AS NOTED ABOVE (to withhold authority for a Director nominee strike out such nominees name)


2.   Ratification  of  the  selection  of  PricewaterhouseCoopers   LLP  as  the
     independent accountants of the Company for the fiscal year ending December 31, 2002.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----

3. To authorize the letter agreement between the Company and Infinity Broadcasting Corporation, dated as of April 15, 2002, and the transactions contemplated thereby.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----

4. To approve the amendment to the Company's certificate of incorporation, eliminating the requirement that all directors entitled to be elected by holders of Common Stock voting alone must be Class III directors.
                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------

                                      PROXY

                               WESTWOOD ONE, INC.

   Proxy for 2002 Annual Meeting of Shareholders for Holders of Class B Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Gary J. Yusko and Gary Worobow as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 29, 2002 at 10:00 a.m., Pacific Time, in Studio 3 of the W Los
Angeles Hotel, 930 Hilgard Avenue, Los Angeles, California 90024 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Class B Stock of the Company that the undersigned would be entitled to vote.

     The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1, 2, 3 and 4 SHOWN BELOW. The Board of Directors recommends a vote FOR both the nominees in Item 1 and FOR Items 2, 3 and 4.

1.   Election of Class III Directors.
     Nominee: Joel Hollander and Steven Lerman


          -----  FOR THE NOMINEES           -----    WITHHELD FROM ALL NOMINEES

          ----- FOR A NOMINEE EXCEPT AS NOTED ABOVE (to withhold authority for a Director nominee strike out such nominees name)


2.   Ratification  of  the  selection  of  PricewaterhouseCoopers   LLP  as  the
     independent accountants of the Company for the fiscal year ending December 31, 2002.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----

3. To authorize the letter agreement between the Company and Infinity Broadcasting Corporation, dated as of April 15, 2002, and the transactions contemplated thereby.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----

4. To approve the amendment to the Company's certificate of incorporation, eliminating the requirement that all directors entitled to be elected by holders of Common Stock voting alone must be Class III directors.
                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same ways as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------

                                    ANNEX A
                                    -------

April 15, 2002





Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019

Attention: Legal Department

Ladies and Gentlemen:

     Reference  is  made  to  (i)  the  Management  Agreement  (the  "Management
Agreement";  terms  are  used  in  this  Letter  as  defined  in the  Management
Agreement, unless otherwise defined herein) dated as of March 30, 1999 by and between Westwood One, Inc. ("WON") and Infinity Broadcasting Corporation ("IBC"), (ii) the Registration Rights Agreement dated as of March 30, 1999 by and between WON and IBC (the "Registration Rights Agreement"), (iii) the Amended and Restated Representation Agreement dated as of March 30, 1999 by and between WON and IBC (the "Representation Agreement"), (iv) the Trademark License Agreement dated as of March 30, 1999 by and between WON and IBC (the "License"),
(v) the News Programming Agreement dated as of March 30, 1999 by and between WON and IBC (the "Programming Agreement") and (vi) the Technical Services Agreement dated as of March 30, 1999 by and between WON and IBC (the "Services Agreement" and collectively the "Transaction Agreements").

         1.       Management Agreement.

     (a) Section 1.1 of the Management Agreement is hereby amended by adding at the end of the first paragraph thereof a sentence to read in full as follows:

          "The Board of Directors shall have the right to remove each of the CEO and the CFO at any time, provided that the Board of Directors may not exercise such right unreasonably and notifies Manager to such effect promptly after such determination is made."

     (b) Section 1.6 of the Management Agreement is hereby amended and replaced to read in full as follows:

          "Reimbursement for Expenses. The compensation to be paid to Manager as provided in Article II does not include, and the Company agrees to promptly reimburse Manager for, all out-of-pocket expenses incurred by Manager in performing the Management Services consistent with past practice, but not including (a) the salaries, employee benefits and related costs of the individuals provided by Manager pursuant to Section 1.1 and officers and other employees of Manager made available and used as provided in Article I (provided that such individuals, officers and employees shall be eligible to receive stock options and other incentive compensation pursuant to the Company's stock option and other incentive compensation plans, in accordance with the terms thereof), or (b) office and other overhead expenses of Manager. The Company shall have the right to reasonably consult with Manager with respect to any compensation to be paid by Manager to the Company's CEO and CFO appointed by Manager, but solely to the extent such compensation directly and specifically relates to and is allocated for services provided by such persons to the Company pursuant to this Agreement. The Company shall promptly notify Manager of any compensation to be paid or issued by the Company to the CEO or the CFO, including without limitation all stock options and other incentive compensation."

     (c) Section 2.1(a) of the Management Agreement is hereby amended and replaced to read in full as follows:

     "(a) The Company shall pay to Manager a base  management fee at the rate of
(i) $2,500,000 for each Contract Year (as defined below) through March 31, 2004, subject to increase each Contract Year as provided in paragraph (b) below and
(ii) $3,000,000 for each Contract Year following March 31, 2004, subject to increase each Contract Year as provided in paragraph (b) below and, in each case, payable in advance in monthly installments on the first business day of each month (prorated for any partial month). "Contract Year" means each period from April 1 of one calendar year through March 31 of the following calendar year, in each case during the term of the Agreement."

     (d) Section 2.1 of the Management Agreement is hereby amended by adding at the end thereof a new paragraph (c) to read in full as follows:

          "(c) (i) The Company shall pay to the Manager an annual cash bonus with respect to each calendar year of the Company equal to 10% of the amount by which the Company's Operating Cash Flow (as defined below) exceeds the following amounts, which are subject to modification as provided below ("Target Cash Flow"), for each fiscal year indicated below:

                                    2002    $166,500,000
                                    2003    $183,200,000
                                    2004    $201,500,000
                                    2005    $221,650,000
                                    2006    $243,800,000
                                    2007    $268,200,000
                                    2008    $295,000,000

          (ii) Such bonus shall be payable on or prior to the later of 95 days after the end of such fiscal year and 5 days following the date on which the Company's independent accountants render their opinion on the Company's financial statements for such year. "Operating Cash Flow" with respect to any year shall be defined as earnings before interest, taxes, depreciation and amortization, management fees and cash bonus, extraordinary gains or losses (as defined by Generally Accepted Accounting Principles ("GAAP")) and other non-cash income or expense items included in the determination of earnings, calculated on a basis consistent with past practice and, except as set forth in the next sentence, in accordance with GAAP. In the event that subsequent to April 15, 2002 there is a change in GAAP that results in a different calculation of Operating Cash Flow from that which would have otherwise resulted if such a change had not been made, the parties will mutually elect to either (y) make future calculations on the basis that such change in GAAP had not been made or (z) adjust the Target Cash Flow amounts by an amount that will take into account the effect of such change on all subsequent calculations of Operating Cash Flow (a "GAAP Change Adjustment"). In the event the parties are unable to reach agreement on which alternative to elect, then the Target Cash Flow amounts will be adjusted as set forth in clause (z) of the immediately prior sentence, subject to clause (iv) below.

          (iii) The Target Cash Flow amounts shall be adjusted (either up or down) if the Company acquires or disposes of any business, any series of related businesses or portion of a business that accounted for, in the case of a disposition, or that would have accounted for on a pro forma basis, in the case of an acquisition, at least 5% of the Company's Operating Cash Flow for the last full fiscal year immediately prior to the acquisition or disposition, as the case may be.

     In the case of any such acquisition or disposition that exceeds such 5% threshold, a pro forma adjustment to the Target Cash Flow shall be made to measure the Company's actual Operating Cash Flow on a basis comparable with the Target Cash Flow as follows: (A) with respect to any measurement period in which an acquisition or disposition occurs, the Target Cash Flow for such fiscal year (the "Transaction Year") shall be adjusted to include (in the case of an acquisition) or exclude (in the case of a disposition) the actual Operating Cash Flow for the business, businesses or portion thereof acquired or disposed of during such period and (B) the Target Cash Flow for the year subsequent to the Transaction Year shall be 110% of the amount of the original Target Cash Flow for the Transaction Year further adjusted to include (in the case of an acquisition) or exclude (in the case of a disposition) the pro forma effect of the Operating Cash Flow for the Transaction Year as if such transaction was in effect for the entire twelve months. The Target Cash Flow for each subsequent year shall similarly be increased by 10% compounded annually applied on a pro forma basis. In the case of an acquisition, such adjustment to the Target Cash Flow for the year subsequent to the Transaction Year shall be based on the Operating Cash Flow of the business being acquired for the twelve full calendar months immediately prior to the completion of the acquisition, adjusted on a pro forma basis for any direct cost savings resulting from the acquisition of such business. In the case of a disposition, such adjustment to the Target Cash Flow shall be based on the Operating Cash Flow of the business being divested for the twelve full calendar months immediately prior to the completion of the divestiture and for the Transaction Year, additional costs, if any, and for subsequent years, additional recurring costs, if any, resulting from the disposition of such business.

          (iv) The parties agreed to negotiate in good faith any adjustment required by this subsection (c). In the event the parties are unable to agree upon a GAAP Change Adjustment or an adjustment to the Target Cash
     Flow amounts, such adjustment shall be determined by the Company's independent accountants, or, if they are unavailable, other mutually agreed independent auditors. Each party agrees to cooperate fully with such accountants in an attempt to resolve such adjustment. The decision reached by such accountants shall be legally binding on the parties and admissible in any legal proceeding."

     (e) Section 2.2 of the Management Agreement is hereby amended by adding at the end thereof two new paragraphs to read in full as follows:

          "As compensation to the Manager hereunder, the Company has, concurrently with the execution of the amendment to this Agreement dated April 15, 2002, executed and delivered to the Manager two warrants (the "1,000,000 Warrants"), each substantially in the form of Exhibit C hereto (each such warrant to be deemed a Warrant as defined in the preceding paragraph), granting Manager the right to purchase (i) in the case of the first warrant an aggregate of 1,000,000 shares of Common Stock at a price per share equal to the product of (x) the average Market Price (as defined in the applicable Warrant) per share of Common Stock for each of the fifteen (15) trading days on which the national securities exchanges are open for trading prior to January 2, 2003 (the "2003 Base Price") and (y) 1.15, if the Market Price per share of Common Stock is at least equal to the product of (x) such exercise price and (y) 1.50 on at least twenty (20) out of thirty (30) consecutive trading days during which the national securities exchanges are open for trading and (ii) in the case of the second warrant an aggregate of 1,000,000 shares of Common Stock at a price per share equal to the product of (x) the 2003 Base Price and (y) 1.29, if the Market Price (as defined in the applicable Warrant) per share of Common Stock is at least equal to the product of (x) such exercise price and (y)
     1.60 on at least twenty (20) out of thirty (30) consecutive trading days during which the national securities exchanges are open for trading.

          As further compensation to the Manager hereunder, the Company has, concurrently with the execution of the amendment to this Agreement dated April 15, 2002, executed and delivered to the Manager five (5) warrants, each substantially in the form of Exhibit D hereto (each such warrant to be deemed a Warrant as defined in the first paragraph of this Section 2.2), each such warrant granting the Manager the right to purchase an aggregate of 500,000 shares of Common Stock, for the ten year exercise period set forth therein commencing on January 2 of each of the years 2005, 2006, 2007, 2008 and 2009, if in each case the average Market Price (as defined in the applicable Warrant) per share of Common Stock for each of the fifteen (15) trading days prior to January 2 of such year on which the national securities exchanges are open for trading is at least equal to the exercise price for such year and if such average Market Price is equal to or greater than the product of (x) the average Market Price per share of Common Stock for each of the fifteen (15) trading days prior to January 2 of the preceding year on which the national securities exchanges are open for trading multiplied by (y) 1.20. The five Warrants shall correspond to each of the 2004, 2005, 2006, 2007 and 2008 fiscal years, respectively, and the exercise price per share with respect to each such Warrant shall be equal to the average Market Price per share of Common Stock for each of the fifteen (15) trading days on which the national securities exchanges are open for trading prior to January 2, 2004 (the "2004 Base Price"), plus, for the exercise price for each such Warrant corresponding to the fiscal years 2004, 2005, 2006, 2007 and 2008, an amount equal to a compounded annual growth rate of 15% over the 2004 Base Price.

     (f) New Exhibits C and D shall be added to the Management Agreement in the forms of Exhibits C and D attached hereto, respectively.

     (g) Section 3.1 of the Management Agreement is hereby amended by replacing the phrase "fifth anniversary of the date of this Agreement" with the date "March 31, 2009".

     (h) Section 3.2(a) of the Management Agreement is hereby amended by replacing the second sentence thereof to read in full as follows: "Upon any termination of this Agreement by the Company under this Section 3.2(a), Manager shall be entitled to (i) the payment of the Base Fee, payable in the manner set forth in Section 2.1, for the remaining term of the Agreement, (ii) the payment of the Cash Flow Bonus, if any, for the fiscal year in which such termination occurs pro rated for the period from the beginning of such fiscal year until the date of such termination, calculated on the basis of the number of days elapsed during such period, payable in the manner set forth in Section 2.1(c) and (iii) Manager's rights to purchase shares of Common Stock pursuant to the 1,000,000 Warrants shall immediately vest."

     (i) Section 3.2(b) of the Management Agreement is hereby amended and replaced to read in full as follows:

          "(b) The Company may terminate the term of this Agreement by a unanimous vote of the members of the Board of Directors who are not designees or employees of the Manager or any of its affiliates, if Manager shall have (i) willfully committed a material act of fraud or gross misconduct in performing its obligations hereunder, and such act first occurs during the term of this Agreement or (ii) willfully and materially breached a material term of the Agreement and such breach is not cured and continuing for a period of at least 30 days after the Company shall have given the Manager written notice thereof. In each case, the date of termination shall be specified in a written notice of termination to the Manager given by the Board of Directors not later than ninety (90) days prior to such date of termination, which notice specifies in reasonable detail the basis, pursuant to this Section 3.2(b), for such termination."

     (j) Section 4.1(a) of the Management Agreement is hereby amended by inserting immediately following the phrase "this Agreement" in the first line thereof the following parenthetical: "(including, without limitation, as permitted under Section 4.2 of this Agreement)".

         2.       Representation Agreement.

     (a) Section 2.1 of the Representation Agreement is hereby amended by (i) deleting the phrase "five (5) years" and substituting therefor the phrase "ten
(10) years" and (ii) deleting the date "March 31, 2004" and substituting therefor the date "March 31, 2009".

     (b) Section 3.1(a) of the Representation Agreement is hereby amended and replaced to read in full as follows:

     "(a) Representative shall pay to Owner for the right to render Services under this Agreement a fixed annual representation fee of (i) $12,000,000 for each Contract Year through March 31, 2004, subject to increase each Contract Year as provided in paragraph (b) below and (ii) $14,000,000 for each Contract Year following March 31, 2004, subject to increase each Contract Year as provided in paragraph (b) below, and, in each case, payable quarterly in arrears in four (4) equal installments on each June 30, September 30, December 31 and March 31 of each year during the Term."

     (c) Section 3.1(b) of the Representation Agreement shall be amended by inserting immediately following the word "increased" in the second line thereof the following parenthetical: "(commencing April 1, 2005, rounded to the nearest increment of $500,000)".

     (d) Section 5.1 of the Representation Agreement is hereby amended and replaced to read in full as follows:

         "During the Term, Representative shall have the exclusive authority, subject at all times to compliance with all applicable laws, rules and regulations and all Network Agreements (including all agreements and arrangements with advertisers or their representatives relating to the Networks as in effect from time to time during the Term (collectively, "Advertising Agreements")), except as otherwise expressly agreed to in writing between Owner and Representative, to retain all revenues generated from the operation of the Networks, including without limitation the sale of commercial time on the Networks for its own account."

     3. Registration Rights Agreement.

     The definition of Management Warrants in the Registration Rights Agreement is amended to include the warrants issued to Infinity pursuant to the second paragraph of Section 2.2 of the Management Agreement, as amended hereby.

     4. License.

     Schedule A of the License is hereby amended and replaced in full with the contents of Schedule A attached hereto.

     5. Programming Agreement.

     Section 9 of the Programming Agreement is hereby amended by inserting in the second proviso thereof, immediately following the phrase "Representative terminates the Representation Agreement", the following parenthetical: "(other than pursuant to Section 12.4(iii) thereof)".

     6. Notices.

     Section 6.1 of the Management Agreement, Section 15.7 of the Representation Agreement, Section 3.6 of the Registration Rights Agreement and Section 11 of the License are each amended and replaced to read in full as follows:

          "Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally (including by courier) or by facsimile (with confirmation) or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

         If to Westwood One, Inc.:

         Westwood One, Inc.
         40 West 57th Street, 15th Floor
         New York, New York 10019
         Attention: Legal Department
         Fax: 212-641-2198
         with a copy to:

         Sullivan & Cromwell
         1888 Century Park East Blvd. 21st floor
         Los Angeles, CA  90067
         Attention: Alison Ressler
         Fax: 310-712-8800

         If to Infinity Broadcasting Corporation:

         Infinity Broadcasting Corporation
         40 West 57th Street
         New York, New York 10019
         Attention: Chief Financial Officer
         Fax: 212-846-1370

         with a copy to:

         Viacom Inc.
         1515 Broadway
         New York, New York 10036
         Attention: Executive Vice President, General Counsel
                     and Secretary
         Fax: 212-258-6099.

          All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purposes of notices to that party by giving notice specifying such change to the other parties hereto."

          7. Effectiveness/Miscellaneous.

     (a) (i) This Letter shall be effective upon due execution and delivery by each party hereto.

     (ii) The effectiveness of the amendments to the Transaction Agreements provided for in this Letter and the transactions contemplated thereby shall be subject to the authorization of 66 2/3% of the outstanding voting stock of WON which is not owned by IBC, in accordance with Section 203 of the Delaware General Corporation Law. This letter may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     (b) Each of WON and IBC shall use their commercially reasonable efforts to take or cause to be taken all actions and to do or cause to be done all things necessary or desirable under applicable laws and regulations or otherwise to consummate the transactions contemplated by this Letter, and shall execute and deliver such documents and other papers as may be required to carry out the provisions of this Letter and consummate and make effective the transactions contemplated hereby.

     (c) Neither WON nor IBC shall issue any press release or public statement with respect to this Letter and the transactions contemplated hereby without the prior consent of the other party, except to the extent the disclosing party reasonably believes such press release or public statement is required by law or applicable stock exchange regulations.

     (d) WON shall use its best efforts to take all actions necessary to obtain the shareholder authorization required under paragraph (a) above at its next Annual Meeting of shareholders and in any event as soon as practicable, including without limitation (i) promptly preparing, filing and clearing with the Securities and Exchange Commission, and distributing to WON's shareholders, a proxy statement and all other proxy materials necessary or desirable under applicable law to obtain such authorization, (ii) including therein the recommendation of the Board of Directors of WON to approve the transactions contemplated by this Letter, (iii) soliciting and obtaining from its shareholders proxies in favor of such authorization and (iv) otherwise complying with all legal requirements applicable to such meeting. WON shall provide IBC with copies of all drafts of such proxy materials prior to distribution or filing thereof, and shall make such changes thereto as shall be reasonably requested by IBC. Each of IBC and WON shall be permitted to terminate this Letter in the event such shareholder authorization is not received on or prior to December 31, 2002.

     (e) Each of WON and IBC makes to the other the representations and warranties contained in Section 5.1 of the Management Agreement as if made with respect to themselves, this Letter and the transactions contemplated hereby as of the date hereof and as of the date of effectiveness hereof, in each case assuming that the condition set forth in Section 7(a)(ii) of this Letter has been satisfied. WON represents and warrants that this Letter and the transactions contemplated hereby have been duly authorized by (1) a majority of the disinterested members of the Board of Directors of WON, which, without limitation, shall not include any directors affiliated with IBC or its affiliates other than WON to the extent WON would be deemed such an affiliate and (2) a majority of the Continuing Directors of WON, as defined in WON's Certificate of Incorporation.

     (f) All expenses incurred by each party in connection with this Letter shall be the responsibility of the party incurring such expenses.

     (g) Except as expressly amended hereby, the terms of each Transaction Agreement remain in full force and effect. Each reference to any Transaction Agreement in any Transaction Agreement shall mean and be a reference to such Transaction Agreement as amended hereby.

     (h) This Letter shall be governed by and construed in accordance with the laws of the State of Delaware.


                                            Very Truly Yours,

                                            INFINITY BROADCASTING
                                            CORPORATION


                                            By:  /S/ ROBERT FREEDLINE
                                               ----------------------
                                                ROBERT FREEDLINE
                                                VP, TREASURER


Accepted and agreed as of the date hereof:

WESTWOOD ONE, INC.


BY: /S/ GARY J. YUSKO
   ------------------
   GARY J. YUSKO
   SENIOR VICE PRESIDENT -
   FINANCIAL OPERATIONS



cc:      Michael D. Fricklas (fax no. 212-258-6099)
         Sullivan & Cromwell (fax no. 310-712-8800, attention: Alison Ressler)

                                   EXHIBIT C
                                   ---------
                      Warrant to Purchase 1,000,000 Shares
                                 of Common Stock

                    INCORPORATED UNDER THE LAWS OF THE STATE

                                   OF DELAWARE

                               WESTWOOD ONE, INC.


     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     WESTWOOD ONE, INC., a Delaware corporation (the "Company"), certifies that, for value received, Infinity Broadcasting Corporation, a Delaware corporation ("Infinity"), or a designated affiliated entity (collectively, the "Holder"), is entitled to purchase, from January 2, 2003 until the close of business on the Termination Date (as defined in the next sentence), One Million (1,000,000) shares of Common Stock, par value $0.01 per share, of the Company, at a price per share equal to the product of (x) the average Market Price (as defined below) per share of Common Stock for each of the fifteen (15) days on which the national securities exchanges are open for trading prior to January 2, 2003 and
(y) 1.15; subject, however, to the provisions and upon the terms and conditions hereinafter set forth. "Termination Date" shall mean January 2, 2013.

     1. Exercisability of Warrant. This Warrant shall become exercisable only if the Market Price (as defined below) per share of Common Stock, par value $0.01 per share, of the Company is at least equal to the product of (x) the initial exercise price determined pursuant to the introductory paragraph hereof and (y)
1.50 on at least twenty (20) out of thirty (30) consecutive days during which the national securities exchanges are open for trading; provided that (i) this Warrant shall immediately become exercisable upon the termination of the
Management Agreement (as defined below) by the Company pursuant to Section 3.2(a) thereof and (ii) this Warrant shall expire and shall thereafter not become exercisable under any circumstances upon the termination of the Management Agreement by the Company pursuant to Sections 3.2(b) or 3.2(c) thereof, but only if this Warrant shall not have become exercisable pursuant to this Section 1 prior to such termination.

     2. Method of Exercise, Payment, Issuance of New Warrant.

     (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, properly endorsed, to the Company at its principal office at 40 West 57th Street, 15th Floor, New York, New York 10019,
Attention: Secretary, and by (i) unless holder exercises this Warrant pursuant to the Net Exercise procedure set forth in paragraph (d) below, the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased ("Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof); and (ii) delivery to the Company of the form of subscription at the end hereof (or a reasonable facsimile thereof).

     (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

     (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the holder hereof within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such time.

     (d) In  connection  with any  exercise  of this  Warrant  pursuant  to this
Section 2, the holder may, at its option, elect, in lieu of paying the applicable Warrant Price in cash to the Company and receiving the aggregate number of shares of Common Stock that would otherwise be issuable hereunder, to receive a number of shares of Common Stock determined in accordance with the formula set forth below as of the date of surrender of the Warrant, for no additional consideration, by so indicating on the form of subscription submitted to the Company pursuant to paragraph (a) hereof (a "Net Exercise"):

                              X = Y(A-B)
                                    A

     X = the number of shares of Common Stock to be issued to the Holder.

     Y = the number of shares of Common Stock with respect to which the Net Exercise is being made.

     A = the Current Market Value of one share of the Company's Common Stock as of the date of surrender of the Warrant.

     B = the Warrant Price as of the date of surrender of the Warrant.

     3. Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are then issuable upon the exercise of the rights represented by this Warrant.

     4. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Current Market Value (as defined below) of the Common Stock.

     5.  Number of Shares  Receivable  Upon  Exercise.  The  number of shares of
Common Stock receivable upon the exercise of this Warrant is subject to adjustment upon the happening of certain events specified in this Section 5. For the purposes of this Section 5, the "Warrant Price" referred to herein shall initially be the price determined pursuant to the introductory paragraph hereof and shall be adjusted and readjusted from time to time as provided in this
Section 5. Subject to Section 2(d) hereof, this Warrant shall, be exercisable at any time for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon exercise at such time by a fraction of which
(A) the numerator is the price initially determined pursuant to the introductory paragraph hereof and (B) the denominator is the Warrant Price in effect at the time of such exercise. The price to be paid for each such share of Common Stock by the holder shall be the Warrant Price as adjusted pursuant to this Section 5, provided that the price paid by the holder for any shares of Common Stock upon exercise of this Warrant shall never be less than $0.01 per share. The Warrant Price shall be subject to adjustment as follows:

     (a) Stock Dividends, Stock Splits, Etc. If the Company at any time or from time to time after April 15, 2002 shall issue additional shares of Common Stock as a result of the declaration or payment of a dividend on the Common Stock payable in Common Stock, or as a distribution to holders of Common Stock, or as a result of a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, the Warrant Price then in effect shall be reduced, concurrently with the issuance of such shares, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of additional shares of Common Stock, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance, provided that, for purposes of this Section 5(a), (x) additional shares of Common Stock shall be deemed to have been issued (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution or (B) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective, (y) immediately after any additional shares of Common Stock are deemed to have been issued, such additional shares of Common Stock shall be deemed to be outstanding, and (z) treasury shares shall be deemed not to be outstanding.

     (b) Extraordinary Dividends and Distributions. If the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a cash distribution made as a dividend payable or to be payable at regularly scheduled intervals and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the State of Delaware, but only to the extent that the aggregate of all such dividends paid or declared after April 15, 2002 does not exceed the consolidated net income of the Company earned subsequent to April 15, 2002, as determined in accordance with generally accepted accounting principles, consistently applied) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Section 5(a) above) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Warrant Price shall be adjusted by subtracting from the Warrant Price then in effect the value of the assets or securities that the holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant shares of Common Stock issued in the name of the holder immediately prior to the record date for such distribution; provided that if, after giving effect to such adjustment, the Warrant Price would be less than the then par value of the Common Stock, the Company shall distribute such assets or securities to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to the record date for such distribution. Any adjustment required by this Section 5(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (c) Combinations, Etc. If the Company at any time or from time to time after April 15, 2002 shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price then in effect shall be increased, concurrently with the effectiveness of such combination or consolidation, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the effectiveness of such combination or consolidation and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such effectiveness.

     (d) Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after April 15, 2002 shall issue or sell additional shares of Common Stock ("Additional Shares") for a consideration per share less than the Current Market Value in effect on the earlier of (i) the date on which the Company enters into a firm contract for the issuance and sale of such Additional Shares (unless such contract specifies that the price will be determined at a later date, then such later date shall apply to this clause (i)) or (ii), the date of actual issuance or sale of such Additional Shares, then, in each such case, the Warrant Price in effect immediately prior to such date shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction
(x) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares so issued or sold would purchase at such Current Market Value, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that (a) treasury shares shall not be deemed to be outstanding for purposes of this Section 5(d) and (b) the shares of Common Stock then issuable pursuant to the terms of (i) the Warrants dated February 3, 1994,
(ii) this Warrant and (iii) the other Warrants issued pursuant to the Management Agreement, dated as of March 31, 1999, as amended by letter amendment dated April 15, 2002, between the Company and Infinity (the "Management Agreement"), shall be deemed to be outstanding immediately prior to and after such issue or sale. Notwithstanding anything contained herein to the contrary, no adjustment to the Warrant Price shall be made pursuant to this Section 5(d) following the issuance of Additional Shares pursuant to (1) Section 5(a) hereof, (2) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to April 15, 2002 and that were issued pursuant to any of the Company's employee stock option, appreciation or purchase right plans, (3) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after April 15, 2002, whether in accordance with the terms of any of the Company's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, warrant, subscription or purchase right is not less than the Market Price on the date that such grant is approved by the Company's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (4) the exercise of any other options, warrants or other subscription or purchase rights outstanding on or prior to April 15, 2002, including without limitation, (a) the Warrants dated February 3, 1994, (b) this Warrant and (c) the other Warrants issued pursuant to the Management Agreement,
(5) the exercise of any conversion or exchange rights outstanding on or prior to April 15, 2002 issued by the Company, (6) the exercise of any conversion or exchange rights issued by the Company after April 15, 2002, so long as the conversion or exchange price is not less than the Market Price on the date that such issuance is approved by the Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established or (7) the issuance or sale of Additional Shares pursuant to a firmly underwritten public offering of such shares.

     (e) Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Warrant Price in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 5) on account thereto. The Company will forthwith mail a copy of each such report to the holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

     (f) No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution as provided herein. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant from time to time and (iii) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

     (g) Exercise of Warrant in the Event of a Consolidation, Merger, Sale of Assets, Reorganization, Etc.

     (i) In case at any time after April 15, 2002, the Company shall be a party to any Transaction except as provided in (iii) or (iv) below, then (A) upon the consummation thereof this Warrant shall become exercisable with respect to all shares of Common Stock covered hereby (whether or not it has otherwise become exercisable with respect to such shares pursuant to Section 1) and shall be deemed to have been exercised by the holder hereof without any act on the part of such holder and without any obligation on the part of such holder to pay the exercise price until presentation of this Warrant pursuant to clause (B) below, and (B) this Warrant shall represent the right of such holder to receive (upon presentation of this Warrant on or within thirty (30) days after the date of such consummation together with payment of the aggregate exercise price payable at the time of such consummation in accordance with Section 2 for all shares of Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon exercise of this Warrant prior to such consummation, the cash, securities and other property to which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto.

     (ii) The Company will not effect any Transaction unless, prior to the consummation thereof, each corporation or entity (other than the Company) which may be required to deliver any cash, securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the holder of this Warrant, the obligation to deliver to such holder such cash, securities or other property as, in accordance with the foregoing provision, such holder may be entitled to receive.

     (iii) In case after January 2, 2003, the Company shall be a party to any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is less than the price initially determined pursuant to the introductory paragraph hereof, this Warrant shall terminate upon the consummation thereof.

     (iv) In the event of any Transaction occurring during the period between April 15, 2002 and January 2, 2003, the holder shall be entitled to receive on January 2, 2003, the cash, securities and other property to which such holder would have been entitled had such holder held the number of shares of Common
Stock issuable pursuant hereto immediately prior to the closing of such Transaction. An appropriate adjustment to the consideration to be received by the holder shall be made such that the value of such consideration received by the holder shall be reduced (but not below zero) by an amount equal to 115% of the Current Market Value of the shares issuable pursuant to this Warrant determined immediately prior to a definitive agreement with respect to such Transaction is first publicly announced.

     (h) Notices of Corporate Action. In the event of any anticipated:

     (i) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or

     (ii) Transaction, or

     (iii)voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant a notice specifying (A) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution or (B) the date or expected date on which any such Transaction, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such Transaction, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, in the case of any date referred to in the foregoing clause (A), and at least thirty (30) days prior to the date therein specified, in the case of the date referred to in the foregoing clause (B).

     (i) Adjustments Prior to January 2, 2003. Notwithstanding any provision to the contrary in this Section 5, in the event of any adjustment required to be made pursuant to this Section 5 as a result of any event occurring during the period between April 15, 2002 and January 2, 2003, the following provisions shall apply and the corresponding adjustments shall be deemed made immediately after the initial price per share is determined pursuant to the introductory paragraph hereof:

     (i) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (a) or (c) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted by multiplying such number of shares by a fraction of which (A) the numerator is the number of shares the holder would have held immediately after such event had the holder, immediately prior to such event, held the full number of shares issuable pursuant to this Warrant and (B) the denominator of which is such full number of shares.

     (ii) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (b) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted by multiplying such number of shares by a fraction of which
(A) the numerator is the number of shares the holder would have held immediately after such event had the holder, immediately prior to such event, held the full number of shares issuable pursuant to this Warrant, plus the number of shares of Common Stock the holder could have acquired immediately after such event at a price equal to the Current Market Value calculated immediately after such event with an amount equal to the value of the assets and securities the holder would have received had the holder held such full number of shares immediately prior to such event and (B) the denominator of which is the full number of shares issuable immediately prior to such event pursuant to this Warrant.

     (iii) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (d) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted, subject to the proviso and exceptions set forth in such paragraph (d), by multiplying such number of shares by a fraction of which (A) the numerator is the number of shares of Common Stock outstanding immediately after such event and (B) the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such event, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares issued or sold in connection with such event would purchase at the Current Market Value calculated at the time set forth in such paragraph (d).

     (iv) If any event which would give rise to any adjustment  pursuant to this
Section 5 occurs during the 15 trading day period in which the initial exercise price pursuant to the introductory paragraph hereof is determined, the Market Price on the trading days during such period occurring before such event used in such determination shall be equitably adjusted on a similar basis to the adjustments for such event required pursuant to this Section 5.

     6. Definitions. As used herein, the following terms have the following respective meanings:

     Common Stock: The Company's (a) Common Stock, par value $0.01 per share, and (b) Class B Stock, par value $0.01 per share.

     Current Market Value: The average of the daily Market Price per share of Common Stock for the period of five (5) days, ending on the day immediately prior to the date of exercise of the Warrant pursuant to Section 2(b) or Section 2(d), as applicable, or on the date determined pursuant to Section 5(d)(i) or
(ii), Section 5(g)(iv) or Section 5(i)(ii) or (i)(iii), as applicable, during which the national securities exchanges were opened for trading, provided that if an exercise of this Warrant occurs as a result of or in connection with the consummation of a Transaction, Current Market Value shall be the aggregate value of the cash, securities and other consideration payable for a share of Common Stock in connection with such Transaction.

     Market Price: Per share of Common Stock on any date specified herein shall be (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices on such date as shown by the National Association of Securities Dealers Automated Quotation System.

     Registration Rights Agreement: The Registration Rights Agreement, dated as of March 30, 1999, as amended by letter amendment dated April 15, 2002 between the Company and the original holder hereof.

     Transaction: A merger, consolidation, sale of all or substantially all of the Company's assets, recapitalization of the Common Stock or other similar transaction, in each case if the previously outstanding Common Stock is acquired for cash or changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing.

     Warrant Price: The meaning specified in Section 5.

     7. Amendments and Waivers. Any term of this Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the holder of this Warrant.

     8. Assignment. The provisions of this Warrant shall be binding upon and inure to the benefit of the original holder hereof, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that this Warrant may only be transferred in accordance with the terms of the Registration Rights Agreement and, in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in this Section 8.

     9. Exchange of Warrant. Upon surrender for exchange of this Warrant, properly endorsed, for registration of Transfer or for exchange at the principal office of the Company, the Company, at its expense, will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant, provided that any such transfer of this Warrant is made in accordance with the Registration Rights Agreement.

     10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by the original holder hereof or any affiliate thereof or an institutional holder or any of their respective nominees, of an affidavit of an authorized officer of such holder, setting forth the fact of such loss, theft or destruction, which shall be satisfactory evidence thereof and no further indemnity shall be required as a condition of the execution and delivery of a new Warrant), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

     11. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

     12. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such holder pursuant to this Warrant) or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     13. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed (a) if to the holder, at the registered address or the facsimile number of such holder as set forth in the register kept at the principal office of the Company, and (b) if to the Company, to the attention of the Secretary at its principal office, at 40 West 57th Street, 15th Floor, New York, New York 10019, or to its facsimile number 212-258-6099, Attention: Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

     14. Legends. The shares of Common Stock issuable pursuant to the terms of this Warrant shall bear a legend in substantially the following form: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     15. Miscellaneous. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Dated as of April 15, 2002.


                                                   WESTWOOD ONE, INC.



                                              By:_______________________________
                                              Name:
                                              Title:

                              FORM OF SUBSCRIPTION

                [To be signed only upon exercise of the Warrant]

TO WESTWOOD ONE, INC.

                                   [Strike paragraph below that does not apply]

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______* shares of Common Stock of WESTWOOD ONE, INC. and herewith makes payment of $ ________ therefor, and requests that the certificates for such shares be issued in the name of
__________________________________,                 and                delivered
to_______________________________, whose address is:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant and, in lieu of paying the Warrant Price therefor, elects to receive pursuant to Section 2(d) thereof _______* shares of Common Stock of WESTWOOD ONE, INC., and requests that the certificates for such shares be issued in the name of
__________________________________,                 and                delivered
to_______________________________, whose address is:


Dated:_________________________


                                       _________________________________________
                                      (Signature must conform in all respects to
                                       name of holder as specified on the face
                                       of the Warrant)


                                       _________________________________________
                                       (Address)








*Insert here the number of shares called for on the face of the Warrant or, in the case of a Net Exercise, the net number of shares resulting from application of the formula set forth in Section 2(d) using the number of shares called for on the face of the Warrant as Y in such formula, or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in any case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred to in Section 5 of the Warrant, may be deliverable upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.

                               FORM OF ASSIGNMENT
                [To be signed only upon transfer of the Warrant]


     For value received, the undersigned hereby sells, assigns and transfers unto ____________________________ the rights represented by the within Warrant to purchase shares of Common Stock of WESTWOOD ONE, INC. to which the within Warrant relates, and appoints _________________________Attorney to transfer such rights on the books of WESTWOOD ONE, INC. with full power of substitution in the premises.

Dated:_________________________



                                        ________________________________________
                                        (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)



                                        ________________________________________
                                        (Address)



Signed in the presence of:


______________________________
Name:

                      Warrant to Purchase 1,000,000 Shares
                                 of Common Stock

                    INCORPORATED UNDER THE LAWS OF THE STATE

                                   OF DELAWARE

                               WESTWOOD ONE, INC.


     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     WESTWOOD ONE, INC., a Delaware corporation (the "Company"), certifies that, for value received, Infinity Broadcasting Corporation, a Delaware corporation ("Infinity"), or a designated affiliated entity (collectively, the "Holder"), is entitled to purchase, from January 2, 2003, until the close of business on the Termination Date (as defined in the next sentence), One Million (1,000,000) shares of Common Stock, par value $0.01 per share, of the Company, at a price per share equal to the product of (x) the average Market Price (as defined below) per share of Common Stock for each of the fifteen (15) days on which the national securities exchanges are open for trading prior to January 2, 2003 and
(y) 1.29; subject, however, to the provisions and upon the terms and conditions hereinafter set forth. "Termination Date" shall mean January 2, 2013.

     1. Exercisability of Warrant. This Warrant shall become exercisable only if the Market Price (as defined below) per share of Common Stock, par value $0.01 per share, of the Company is at least equal to the product of (x) the initial exercise price determined pursuant to the introductory paragraph hereof and (y)
1.60 on at least twenty (20) out of thirty (30) consecutive days during which the national securities exchanges are open for trading; provided that (i) this Warrant shall immediately become exercisable upon the termination of the
Management Agreement (as defined below) by the Company pursuant to Section 3.2(a) thereof and (ii) this Warrant shall expire and shall thereafter not become exercisable under any circumstances upon the termination of the Management Agreement by the Company pursuant to Sections 3.2(b) or 3.2(c) thereof, but only if this Warrant shall not have become exercisable pursuant to this Section 1 prior to such termination.

     2. Method of Exercise, Payment, Issuance of New Warrant.

     (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, properly endorsed, to the Company at its principal office at 40 West 57th Street, 15th Floor, New York, New York 10019,
Attention: Secretary, and by (i) unless holder exercises this Warrant pursuant to the Net Exercise procedure set forth in paragraph (d) below, the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased ("Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof); and (ii) delivery to the Company of the form of subscription at the end hereof (or a reasonable facsimile thereof).

     (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

     (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the holder hereof within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such time.

     (d) In  connection  with any  exercise  of this  Warrant  pursuant  to this
Section 2, the holder may, at its option, elect, in lieu of paying the applicable Warrant Price in cash to the Company and receiving the aggregate number of shares of Common Stock that would otherwise be issuable hereunder, to receive a number of shares of Common Stock determined in accordance with the formula set forth below as of the date of surrender of the Warrant, for no additional consideration, by so indicating on the form of subscription submitted to the Company pursuant to paragraph (a) hereof (a "Net Exercise"):

                                X = Y(A-B)
                                      A

     X = the number of shares of Common Stock to be issued to the Holder.

     Y = the number of shares of Common Stock with respect to which the Net Exercise is being made.

     A = the Current Market Value of one share of the Company's Common Stock as of the date of surrender of the Warrant.

     B = the Warrant Price as of the date of surrender of the Warrant.

     3. Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are then issuable upon the exercise of the rights represented by this Warrant.

     4. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Current Market Value (as defined below) of the Common Stock.

     5.  Number of Shares  Receivable  Upon  Exercise.  The  number of shares of
Common Stock receivable upon the exercise of this Warrant is subject to adjustment upon the happening of certain events specified in this Section 5. For the purposes of this Section 5, the "Warrant Price" referred to herein shall initially be the price determined pursuant to the introductory paragraph hereof and shall be adjusted and readjusted from time to time as provided in this
Section 5. Subject to Section 2(d) hereof, this Warrant shall be exercisable at any time for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon exercise at such time by a fraction of which
(A) the numerator is the price initially determined pursuant to the introductory paragraph hereof and (B) the denominator is the Warrant Price in effect at the time of such exercise. The price to be paid for each such share of Common Stock by the holder shall be the Warrant Price as adjusted pursuant to this Section 5, provided that the price paid by the holder for any shares of Common Stock upon exercise of this Warrant shall never be less than $0.01 per share. The Warrant Price shall be subject to adjustment as follows:

     (a) Stock Dividends, Stock Splits, Etc. If the Company at any time or from time to time after April 15, 2002 shall issue additional shares of Common Stock as a result of the declaration or payment of a dividend on the Common Stock payable in Common Stock, or as a distribution to holders of Common Stock, or as a result of a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, the Warrant Price then in effect shall be reduced, concurrently with the issuance of such shares, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of additional shares of Common Stock, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance, provided that, for purposes of this Section 5(a), (x) additional shares of Common Stock shall be deemed to have been issued (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution or (B) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective, (y) immediately after any additional shares of Common Stock are deemed to have been issued, such additional shares of Common Stock shall be deemed to be outstanding, and (z) treasury shares shall be deemed not to be outstanding.

     (b) Extraordinary Dividends and Distributions. If the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a cash distribution made as a dividend payable or to be payable at regularly scheduled intervals and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the State of Delaware, but only to the extent that the aggregate of all such dividends paid or declared after April 15, 2002 does not exceed the consolidated net income of the Company earned subsequent to April 15, 2002, as determined in accordance with generally accepted accounting principles, consistently applied) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Section 5(a) above) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Warrant Price shall be adjusted by subtracting from the Warrant Price then in effect the value of the assets or securities that the holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant shares of Common Stock issued in the name of the holder immediately prior to the record date for such distribution; provided that if, after giving effect to such adjustment, the Warrant Price would be less than the then par value of the Common Stock, the Company shall distribute such assets or securities to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to the record date for such distribution. Any adjustment required by this Section 5(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (c) Combinations, Etc. If the Company at any time or from time to time after April 15, 2002 shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price then in effect shall be increased, concurrently with the effectiveness of such combination or consolidation, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the effectiveness of such combination or consolidation and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such effectiveness.

     (d) Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after April 15, 2002 shall issue or sell additional shares of Common Stock ("Additional Shares") for a consideration per share less than the Current Market Value in effect on the earlier of (i) the date on which the Company enters into a firm contract for the issuance and sale of such Additional Shares (unless such contract specifies that the price will be determined at a later date, then such later date shall apply to this clause (i)) or (ii), the date of actual issuance or sale of such Additional Shares, then, in each such case, the Warrant Price in effect immediately prior to such date shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction
(x) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares so issued or sold would purchase at such Current Market Value, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that (a) treasury shares shall not be deemed to be outstanding for purposes of this Section 5(d) and (b) the shares of Common Stock then issuable pursuant to the terms of (i) the Warrants dated February 3, 1994,
(ii) this Warrant and (iii) the other Warrants issued pursuant to the Management Agreement, dated as of March 31, 1999, as amended by letter dated April 15, 2002, between the Company and Infinity (the "Management Agreement"), shall be deemed to be outstanding immediately prior to and after such issue or sale. Notwithstanding anything contained herein to the contrary, no adjustment to the Warrant Price shall be made pursuant to this Section 5(d) following the issuance of Additional Shares pursuant to (1) Section 5(a) hereof, (2) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to April 15, 2002 and that were issued pursuant to any of the Company's employee stock option, appreciation or purchase right plans, (3) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after April 15, 2002, whether in accordance with the terms of any of the Company's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, warrant, subscription or purchase right is not less than the Market Price on the date that such grant is approved by the Company's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (4) the exercise of any other options, warrants or other subscription or purchase rights outstanding on or prior to April 15, 2002, including without limitation, (a) the Warrants dated February 3, 1994, (b) this Warrant and (c) the other Warrants issued pursuant to the Management Agreement, (5) the exercise of any conversion or exchange rights outstanding on or prior to April 15, 2002 issued by the Company, (6) the exercise of any conversion or exchange rights issued by the Company after April 15, 2002, so long as the conversion or exchange price is not less than the Market Price on the date that such issuance is approved by the Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established or (7) the issuance or sale of Additional Shares pursuant to a firmly underwritten public offering of such shares.

     (e) Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Warrant Price in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 5) on account thereto. The Company will forthwith mail a copy of each such report to the holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

     (f) No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution as provided herein. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant from time to time and (iii) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

     (g) Exercise of Warrant in the Event of a Consolidation, Merger, Sale of Assets, Reorganization, Etc.

     (i) In case at any time after April 15, 2002, the Company shall be a party to any Transaction except as provided in (iii) or (iv) below, then (A) upon the consummation thereof this Warrant shall become exercisable with respect to all shares of Common Stock covered hereby (whether or not it has otherwise become exercisable with respect to such shares pursuant to Section 1) and shall be deemed to have been exercised by the holder hereof without any act on the part of such holder and without any obligation on the part of such holder to pay the exercise price until presentation of this Warrant pursuant to clause (B) below, and (B) this Warrant shall represent the right of such holder to receive (upon presentation of this Warrant on or within thirty (30) days after the date of such consummation together with payment of the aggregate exercise price payable at the time of such consummation in accordance with Section 2 for all shares of Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon exercise of this Warrant prior to such consummation, the cash, securities and other property to which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto.

     (ii) The Company will not effect any Transaction unless, prior to the consummation thereof, each corporation or entity (other than the Company) which may be required to deliver any cash, securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the holder of this Warrant, the obligation to deliver to such holder such cash, securities or other property as, in accordance with the foregoing provision, such holder may be entitled to receive.

     (iii) In case after January 2, 2003, the Company shall be a party to any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is less than the price initially determined pursuant to the introductory paragraph hereof, this Warrant shall terminate upon the consummation thereof.

     (iv) In the event of any Transaction occurring during the period between April 15, 2002 and January 2, 2003, the holder shall be entitled to receive on January 2, 2003, the cash, securities and other property to which such holder would have been entitled had such holder held the number of shares of Common
Stock issuable pursuant hereto immediately prior to the closing of such Transaction. An appropriate adjustment to the consideration to be received by the holder shall be made such that the value of such consideration received by the holder shall be reduced (but not below zero) by an amount equal to 115% of the Current Market Value of the shares issuable pursuant to this Warrant determined immediately prior to a definitive agreement with respect to such Transaction is first publicly announced.


     (h) Notices of Corporate Action. In the event of any anticipated:

     (i) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or

     (ii) Transaction, or

     (iii)voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant a notice specifying (A) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution or (B) the date or expected date on which any such Transaction, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of

Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such Transaction, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, in the case of any date referred to in the foregoing clause (A), and at least thirty (30) days prior to the date therein specified, in the case of the date referred to in the foregoing clause (B). (i) Adjustments Prior to January 2, 2003. Notwithstanding any provision to the contrary in this Section 5, in the event of any adjustment required to be made pursuant to this Section 5 as a result of any event occurring during the period between April 15, 2002 and January 2, 2003, the following provisions shall apply and the corresponding adjustments shall be deemed made immediately after the initial price per share is determined pursuant to the introductory paragraph hereof:

     (i) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (a) or (c) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted by multiplying such number of shares by a fraction of which (A) the numerator is the number of shares the holder would have held immediately after such event had the holder, immediately prior to such event, held the full number of shares issuable pursuant to this Warrant and (B) the denominator of which is such full number of shares.

     (ii) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (b) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted by multiplying such number of shares by a fraction of which
(A) the numerator is the number of shares the holder would have held immediately after such event had the holder, immediately prior to such event, held the full number of shares issuable pursuant to this Warrant, plus the number of shares of Common Stock the holder could have acquired immediately after such event at a price equal to the Current Market Value calculated immediately after such event with an amount equal to the value of the assets and securities the holder would have received had the holder held such full number of shares immediately prior to such event and (B) the denominator of which is the full number of shares issuable immediately prior to such event pursuant to this Warrant.

     (iii) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (d) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted, subject to the proviso and exceptions set forth in such paragraph (d), by multiplying such number of shares by a fraction of which (A) the numerator is the number of shares of Common Stock outstanding immediately after such event and (B) the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such event, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares issued or sold in connection with such event would purchase at the Current Market Value calculated at the time set forth in such paragraph (d).

     (iv) If any event which would give rise to any adjustment  pursuant to this
Section 5 occurs during the 15 trading day period in which the initial exercise price pursuant to the introductory paragraph hereof is determined, the Market Price on the trading days during such period occurring before such event used in such determination shall be equitably adjusted on a similar basis to the adjustments for such event required pursuant to this Section 5.

     6. Definitions. As used herein, the following terms have the following respective meanings:

     Common Stock: The Company's (a) Common Stock, par value $0.01 per share, and (b) Class B Stock, par value $0.01 per share.

     Current Market Value: The average of the daily Market Price per share of Common Stock for the period of five (5) days, ending on the day immediately prior to the date of exercise of the Warrant pursuant to Section 2(b) or Section

2(d) as  applicable  or on the date  determined  pursuant to Section  5(d)(i) or
(ii), Section 5(g)(iv) or Section 5(i)(ii) or (i)(iii), as applicable, during which the national securities exchanges were opened for trading, provided that if an exercise of this Warrant occurs as a result of or in connection with the consummation of a Transaction, Current Market Value shall be the aggregate value of the cash, securities and other consideration payable for a share of Common Stock in connection with such Transaction.

     Market Price: Per share of Common Stock on any date specified herein shall be (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices on such date as shown by the National Association of Securities Dealers Automated Quotation System.

     Registration Rights Agreement: The Registration Rights Agreement, dated as of March 30, 1999, as amended by letter dated April 15, 2002 between the Company and the original holder hereof.

     Transaction: A merger, consolidation, sale of all or substantially all of the Company's assets, recapitalization of the Common Stock or other similar transaction, in each case if the previously outstanding Common Stock is acquired for cash or changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing.


     Warrant Price: The meaning specified in Section 5.

     7. Amendments and Waivers. Any term of this Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the holder of this Warrant.

     8. Assignment. The provisions of this Warrant shall be binding upon and inure to the benefit of the original holder hereof, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that this Warrant may only be transferred in accordance with the terms of the Registration Rights Agreement and, in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in this Section 8.

     9. Exchange of Warrant. Upon surrender for exchange of this Warrant, properly endorsed, for registration of Transfer or for exchange at the principal office of the Company, the Company, at its expense, will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant, provided that any such transfer of this Warrant is made in accordance with the Registration Rights Agreement.

     10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by the original holder hereof or any affiliate thereof or an institutional holder or any of their respective nominees, of an affidavit of an authorized officer of such holder, setting forth the fact of such loss, theft or destruction, which shall be satisfactory evidence thereof and no further indemnity shall be required as a condition of the execution and delivery of a new Warrant), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

     11. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

     12. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such holder pursuant to this Warrant) or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     13. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed (a) if to the holder, at the registered address or the facsimile number of such holder as set forth in the register kept at the principal office of the Company, and (b) if to the Company, to the attention of the Secretary at its principal office, at 40 West 57th Street, 15th Floor, New York, New York 10019, or to its facsimile number 212-258-6099, Attention: Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

     14. Legends. The shares of Common Stock issuable pursuant to the terms of this Warrant shall bear a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     15. Miscellaneous. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  Dated as of April 15, 2002.


                                                 WESTWOOD ONE, INC.



                                                 By:____________________________
                                                 Name:
                                                 Title:

                              FORM OF SUBSCRIPTION

                [To be signed only upon exercise of the Warrant]

TO WESTWOOD ONE, INC.

                  [Strike paragraph below that does not apply]

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______* shares of Common Stock of WESTWOOD ONE, INC. and herewith makes payment of $ ________ therefor, and requests that the certificates for such shares be issued in the name of
__________________________________,                 and                delivered
to_______________________________, whose address is:


     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant and, in lieu of paying the Warrant Price therefor, elects to receive pursuant to Section 2(d) thereof _______* shares of Common Stock of WESTWOOD ONE, INC., and requests that the certificates for such shares be issued in the name of
__________________________________,                 and                delivered
to_______________________________, whose address is:



Dated:_________________________


                                    _________________________________________
                                    (Signature must conform in all respects to
                                     name of holder as specified on the face of the Warrant)


                                    _________________________________________
                                    (Address)








     *Insert here the number of shares called for on the face of the Warrant or, in the case of a Net Exercise, the net number of shares resulting from application of the formula set forth in Section 2(d) using the number of shares called for on the face of the Warrant as Y in such formula, or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in any case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred to in Section 5 of the Warrant, may be deliverable upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.

                               FORM OF ASSIGNMENT

                [To be signed only upon transfer of the Warrant]


     For value received, the undersigned hereby sells, assigns and transfers unto ____________________________ the rights represented by the within Warrant to purchase shares of Common Stock of WESTWOOD ONE, INC. to which the within Warrant relates, and appoints _________________________Attorney to transfer such rights on the books of WESTWOOD ONE, INC. with full power of substitution in the premises.


Dated:_________________________



                                        ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)



                                        ________________________________________
                                        (Address)



Signed in the presence of:


______________________________
Name:

                                   EXHIBIT D

                       Warrant to Purchase 500,000 Shares
                                 of Common Stock

                    INCORPORATED UNDER THE LAWS OF THE STATE

                                   OF DELAWARE

                               WESTWOOD ONE, INC.


     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     WESTWOOD ONE, INC., a Delaware corporation (the "Company"), certifies that, for value received, Infinity Broadcasting Corporation, a Delaware corporation ("Infinity"), or a designated affiliated entity (collectively, the "Holder"), is entitled to purchase, from January 2, [2005] [2006] [2007] [2008] [2009] until the close of business on the Termination Date (as defined in the next sentence), Five Hundred Thousand (500,000) shares of Common Stock, par value $0.01 per share, of the Company, at a price per share equal to the average Market Price (as defined below) per share of Common Stock for each of the fifteen (15) days on which the national securities exchanges are open for trading prior to January 2, 2004 (the "2004 Base Price"), plus an amount equal to a compounded annual growth rate of 15% over the 2004 Base Price as of January 2, [2005] [2006] [2007] [2008] [2009]; subject, however, to the provisions and upon the terms and conditions hereinafter set forth. "Termination Date" shall mean January 2, [2015] [2016] [2017] [2018] [2019].

     1. Exercisability of Warrant. This Warrant shall become exercisable only if the average Market Price per share of Common Stock, par value $0.01 per share, of the Company for each of the fifteen (15) days prior to January 2, [2005] [2006] [2007] [2008] [20090 on which the national securities exchanges are open for trading is at least equal to the initial exercise price determined pursuant to the introductory paragraph hereof, and if such average Market Price is equal to or greater than (x) the average Market Price per share of Common Stock for each of the fifteen (15) days prior to January 2, [2004] [2005] [2006] [2007] [2008] on which the national securities exchange are open for trading, multiplied (y) by 1.20; provided that this Warrant shall expire and shall thereafter not become exercisable under any circumstances upon the termination of the Management Agreement, but only if this Warrant shall not have become exercisable pursuant to this Section 1 prior to such termination. If the conditions for exercisability set forth in this Section 1 are not met as of January 2, [2005] [2006] [2007] [2008] [2009], then this Warrant shall expire and shall not become exercisable under any circumstances.

     2. Method of Exercise, Payment, Issuance of New Warrant.

     (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, properly endorsed, to the Company at its principal office at 40 West 57th Street, 15th Floor, New York, New York 10019,
Attention: Secretary, and by (i) unless holder exercises this Warrant pursuant to the Net Exercise procedure set forth in paragraph (d) below, the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased ("Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof); and (ii) delivery to the Company of the form of subscription at the end hereof (or a reasonable facsimile thereof).

     (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

     (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the holder hereof within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such time.

     (d) In  connection  with any  exercise  of this  Warrant  pursuant  to this
Section 2, the holder may, at its option, elect, in lieu of paying the applicable Warrant Price in cash to the Company and receiving the aggregate number of shares of Common Stock that would otherwise be issuable hereunder, to receive a number of shares of Common Stock determined in accordance with the formula set forth below as of the date of surrender of the Warrant, for no additional consideration, by so indicating on the form of subscription submitted to the Company pursuant to paragraph (a) hereof (a "Net Exercise"):

                           X = Y(A-B)
                                 A

     X = the number of shares of Common Stock to be issued to the Holder.

     Y = the number of shares of Common Stock with respect to which the Net Exercise is being made.

     A = the Current Market Value of one share of the Company's Common Stock as of the date of surrender of the Warrant.

     B = the Warrant Price as of the date of surrender of the Warrant.

     3. Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are then issuable upon the exercise of the rights represented by this Warrant.

     4. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Current Market Value (as defined below) of the Common Stock.

     5.  Number of Shares  Receivable  Upon  Exercise.  The  number of shares of
Common Stock receivable upon the exercise of this Warrant is subject to adjustment upon the happening of certain events specified in this Section 5. For the purposes of this Section 5, the "Warrant Price" referred to herein shall initially be the price determined pursuant to the introductory paragraph hereof and shall be adjusted and readjusted from time to time as provided in this
Section 5. Subject to Section 2(d) hereof, this Warrant shall be exercisable at any time for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise at such time by a fraction of which (A) the numerator is the price initially determined pursuant to the introductory paragraph hereof and (B) the denominator is the Warrant Price in effect at the time of such exercise. The price to be paid for each such share of Common Stock by the holder shall be the Warrant Price as adjusted pursuant to this Section 5, provided that the price paid by the holder for any shares of Common Stock upon exercise of this Warrant shall never be less than $0.01 per share. The Warrant Price shall be subject to adjustment as follows:

     (a) Stock Dividends, Stock Splits, Etc. If the Company at any time or from time to time after April 15, 2002 shall issue additional shares of Common Stock as a result of the declaration or payment of a dividend on the Common Stock payable in Common Stock, or as a distribution to holders of Common Stock, or as a result of a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, the Warrant Price then in effect shall be reduced, concurrently with the issuance of such shares, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance of additional shares of Common Stock, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance, provided that, for purposes of this Section 5(a), (x) additional shares of Common Stock shall be deemed to have been issued (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution or (B) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective, (y) immediately after any additional shares of Common Stock are deemed to have been issued, such additional shares of Common Stock shall be deemed to be outstanding, and (z) treasury shares shall be deemed not to be outstanding.

     (b) Extraordinary Dividends and Distributions. If the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a cash distribution made as a dividend payable or to be payable at regularly scheduled intervals and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the State of Delaware, but only to the extent that the aggregate of all such dividends paid or declared after April 15, 2002 does not exceed the consolidated net income of the Company earned subsequent to April 15, 2002, as determined in accordance with generally accepted accounting principles, consistently applied) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Section 5(a) above) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Warrant Price shall be adjusted by subtracting from the Warrant Price then in effect the value of the assets or securities that the holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant shares of Common Stock issued in the name of the holder immediately prior to the record date for such distribution; provided that if, after giving effect to such adjustment, the Warrant Price would be less than the then par value of the Common Stock, the Company shall distribute such assets or securities to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to the record date for such distribution. Any adjustment required by this Section 5(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (c) Combinations, Etc. If the Company at any time or from time to time after April 15, 2002 shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price then in effect shall be increased, concurrently with the effectiveness of such combination or consolidation, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the effectiveness of such combination or consolidation and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such effectiveness.

     (d) Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after April 15, 2002 shall issue or sell additional shares of Common Stock ("Additional Shares") for a consideration per share less than the Current Market Value in effect on the earlier of (i) the date on which the Company enters into a firm contract for the issuance and sale of such Additional Shares (unless such contract specifies that the price will be determined at a later date, then such later date shall apply to this clause (i)) or (ii), the date of actual issuance or sale of such Additional Shares, then, in each such case, the Warrant Price in effect immediately prior to such date shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest one cent) determined by multiplying such Warrant Price by a fraction
(x) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares so issued or sold would purchase at such Current Market Value, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that (a) treasury shares shall not be deemed to be outstanding for purposes of this Section 5(d) and (b) the shares of Common Stock then issuable pursuant to the terms of (i) the Warrants dated February 3, 1994,
(ii) this Warrant and (iii) the other Warrants issued pursuant to the Management Agreement, dated as of March 31, 1999, as amended by letter amendment dated April 15, 2002, between the Company and Infinity (the "Management Agreement"), shall be deemed to be outstanding immediately prior to and after such issue or sale. Notwithstanding anything contained herein to the contrary, no adjustment to the Warrant Price shall be made pursuant to this Section 5(d) following the issuance of Additional Shares pursuant to (1) Section 5(a) hereof, (2) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to April 15, 2002 and that were issued pursuant to any of the Company's employee stock option, appreciation or purchase right plans, (3) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after April 15, 2002, whether in accordance with the terms of any of the Company's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, warrant, subscription or purchase right is not less than the Market Price on the date that such grant is approved by the Company's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (4) the exercise of any other options, warrants or other subscription or purchase rights outstanding on or prior to April 15, 2002, including without limitation, (a) the Warrants dated February 3, 1994, (b) this Warrant and (c) the other Warrants issued pursuant to the Management Agreement,
(5) the exercise of any conversion or exchange rights outstanding on or prior to April 15, 2002 issued by the Company, (6) the exercise of any conversion or exchange rights issued by the Company after April 15, 2002, so long as the conversion or exchange price is not less than the Market Price on the date that such issuance is approved by the Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established or (7) the issuance or sale of Additional Shares pursuant to a firmly underwritten public offering of such shares.

     (e) Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Warrant Price in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 5) on account thereto. The Company will forthwith mail a copy of each such report to the holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

     (f) No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution as provided herein. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant from time to time and (iii) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

     (g) Exercise of Warrant in the Event of a Consolidation, Merger, Sale of Assets, Reorganization, Etc.

     (i) In case at any time after April 15, 2002, the Company shall be a party to any Transaction except as provided in (iii) or (iv) below, then (A) upon the consummation thereof this Warrant shall become exercisable with respect to all shares of Common Stock covered hereby (whether or not it has otherwise become exercisable with respect to such shares pursuant to Section 1) and shall be deemed to have been exercised by the holder hereof without any act on the part of such holder and without any obligation on the part of such holder to pay the exercise price until presentation of this Warrant pursuant to clause (B) below, and (B) this Warrant shall represent the right of such holder to receive (upon presentation of this Warrant on or within thirty (30) days after the date of such consummation together with payment of the aggregate exercise price payable at the time of such consummation in accordance with Section 2 for all shares of Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon exercise of this Warrant prior to such consummation, the cash, securities and other property to which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto.

     (ii) The Company will not effect any Transaction unless, prior to the consummation thereof, each corporation or entity (other than the Company) which may be required to deliver any cash, securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the holder of this Warrant, the obligation to deliver to such holder such cash, securities or other property as, in accordance with the foregoing provision, such holder may be entitled to receive.

     (iii) In case after January 2, 2004 the Company shall be a party to any Transaction pursuant to which the aggregate value of the cash, securities and other consideration payable for a share of Common Stock is less than the price initially determined pursuant to the introductory paragraph hereof, this Warrant shall terminate upon the consummation thereof.

     (iv) Upon termination of the Management Agreement in accordance with its terms in connection with any Transaction, if this Warrant shall not have become exercisable pursuant to Section 1 hereof, this Warrant shall expire and shall thereafter not become exercisable under any circumstances. In the event of any Transaction occurring prior to the first date of exercisability hereof, in connection with which the Management Agreement is not terminated, the corporation or other entity or entities which shall acquire the Company or shall be the successor thereto shall issue to the holder a new warrant which shall reflect as closely as possible the economic and incentive, as well as the other, terms and conditions of this Warrant. The Company, the holder hereof and such corporation, entity or entities shall negotiate the terms and conditions of such new warrant in good faith and if such parties are unable to agree to such terms and conditions prior to the consummation of the Transaction, such parties shall appoint a mutually acceptable independent accounting firm to determine such terms and conditions.

     (h) Notices of Corporate Action. In the event of any anticipated:

     (i) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or

     (ii) Transaction, or

     (iii)voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the holder of this Warrant a notice specifying (A) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution or (B) the date or expected date on which any such Transaction, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such Transaction, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, in the case of any date referred to in the foregoing clause (A), and at least thirty (30) days prior to the date therein specified, in the case of the date referred to in the foregoing clause (B).

     (i) Adjustments Prior to January 2, 2004. Notwithstanding any provision to the contrary in this Section 5, in the event of any adjustment required to be made pursuant to this Section 5 as a result of any event occurring during the period between April 15, 2002 and January 2, 2004, the following provisions shall apply and the corresponding adjustments shall be deemed made immediately after the initial price per share is determined pursuant to the introductory paragraph hereof:

     (i) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (a) or (c) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted by multiplying such number of shares by a fraction of which (A) the numerator is the number of shares the holder would have held immediately after such event had the holder, immediately prior to such event, held the full number of shares issuable pursuant to this Warrant and (B) the denominator of which is such full number of shares.

     (ii) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (b) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted by multiplying such number of shares by a fraction of which
(A) the numerator is the number of shares the holder would have held immediately after such event had the holder, immediately prior to such event, held the full number of shares issuable pursuant to this Warrant, plus the number of shares of Common Stock the holder could have acquired immediately after such event at a price equal to the Current Market Value calculated immediately after such event with an amount equal to the value of the assets and securities the holder would have received had the holder held such full number of shares immediately prior to such event and (B) the denominator of which is the full number of shares issuable immediately prior to such event pursuant to this Warrant.

     (iii) If any event occurs during such period giving rise to an adjustment pursuant to paragraph (d) above, the Warrant Price shall not be adjusted as provided for therein, but the number of shares issuable pursuant to this Warrant shall be adjusted, subject to the proviso and exceptions set forth in such paragraph (d), by multiplying such number of shares by a fraction of which (A) the numerator is the number of shares of Common Stock outstanding immediately after such event and (B) the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such event, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares issued or sold in connection with such event would purchase at the Current Market Value calculated at the time set forth in such paragraph (d).

     (iv) If any event which would give rise to any adjustment  pursuant to this
Section 5 occurs during the 15 trading day period in which the initial exercise price pursuant to the introductory paragraph hereof is determined, the Market Price on the trading days during such period occurring before such event used in such determination shall be equitably adjusted on a similar basis to the adjustments for such event required pursuant to this Section 5.

     6. Definitions. As used herein, the following terms have the following respective meanings:

     Common Stock: The Company's (a) Common Stock, par value $0.01 per share, and (b) Class B Stock, par value $0.01 per share.

     Current Market Value: The average of the daily Market Price per share of Common Stock for the period of five (5) days, ending on the day immediately prior to the date of exercise of the Warrant pursuant to Section 2(b) or Section 2(d), as applicable, or on the date determined pursuant to Section 5(d)(i) or
(ii), Section 5(g)(iv) or Section 5(i)(ii) or (i)(iii), as applicable, during which the national securities exchanges were opened for trading, provided that if an exercise of this Warrant occurs as a result of or in connection with the consummation of a Transaction, Current Market Value shall be the aggregate value of the cash, securities and other consideration payable for a share of Common Stock in connection with such Transaction.

     Market Price: Per share of Common Stock on any date specified herein shall be (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices on such date as shown by the National Association of Securities Dealers Automated Quotation System.

     Registration Rights Agreement: The Registration Rights Agreement, dated as of March 30, 1999, as amended by letter amendment dated April 15, 2002 between the Company and the original holder hereof.

     Transaction: A merger, consolidation, sale of all or substantially all of the Company's assets, recapitalization of the Common Stock or other similar transaction, in each case if the previously outstanding Common Stock is acquired for cash or changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing.

     Warrant Price: The meaning specified in Section 5.

     7. Amendments and Waivers. Any term of this Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the holder of this Warrant.

     8. Assignment. The provisions of this Warrant shall be binding upon and inure to the benefit of the original holder hereof, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that this Warrant may only be transferred in accordance with the terms of the Registration Rights Agreement and, in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in this Section 8.

     9. Exchange of Warrant. Upon surrender for exchange of this Warrant, properly endorsed, for registration of Transfer or for exchange at the principal office of the Company, the Company, at its expense, will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant, provided that any such transfer of this Warrant is made in accordance with the Registration Rights Agreement.

     10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by the original holder hereof or any affiliate thereof or an institutional holder or any of their respective nominees, of an affidavit of an authorized officer of such holder, setting forth the fact of such loss, theft or destruction, which shall be satisfactory evidence thereof and no further indemnity shall be required as a condition of the execution and delivery of a new Warrant), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

     11. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

     12. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such holder pursuant to this Warrant) or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     13. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed (a) if to the holder, at the registered address or the facsimile number of such holder as set forth in the register kept at the principal office of the Company, and (b) if to the Company, to the attention of the Secretary at its principal office, at 40 West 57th Street, 15th Floor, New York, New York 10019, or to its facsimile number 212-258-6099, Attention: Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

     14. Legends. The shares of Common Stock issuable pursuant to the terms of this Warrant shall bear a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     15. Miscellaneous. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Dated as of April 15, 2002.


                                           WESTWOOD ONE, INC.



                                           By:_______________________________
                                           Name:
                                           Title:

                              FORM OF SUBSCRIPTION

                [To be signed only upon exercise of the Warrant]

TO WESTWOOD ONE, INC.

                  [Strike paragraph below that does not apply]

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______* shares of Common Stock of WESTWOOD ONE, INC. and herewith makes payment of $ ________ therefor, and requests that the certificates for such shares be issued in the name of
__________________________________,                 and                delivered
to_______________________________, whose address is:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant and, in lieu of paying the Warrant Price therefor, elects to receive pursuant to Section 2(d) thereof _______* shares of Common Stock of WESTWOOD ONE, INC., and requests that the certificates for such shares be issued in the name of
__________________________________,                 and                delivered
to_______________________________, whose address is:



Dated:_________________________


                                       _________________________________________
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)


                                       _________________________________________
                                       (Address)








*Insert here the number of shares called for on the face of the Warrant or, in the case of a Net Exercise, the net number of shares resulting from application of the formula set forth in Section 2(d) using the number of shares called for on the face of the Warrant as Y in such formula, or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in any case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred to in Section 5 of the Warrant, may be deliverable upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.

                               FORM OF ASSIGNMENT

                [To be signed only upon transfer of the Warrant]


     For value received, the undersigned hereby sells, assigns and transfers unto ____________________________ the rights represented by the within Warrant to purchase shares of Common Stock of WESTWOOD ONE, INC. to which the within Warrant relates, and appoints _________________________Attorney to transfer such rights on the books of WESTWOOD ONE, INC. with full power of substitution in the premises.


Dated:_________________________



                                              __________________________________
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of the
                                              Warrant)



                                              __________________________________
                                              (Address)



Signed in the presence of:


______________________________
Name: